Exhibit 10.2


CONFIDENTIAL PORTIONS OMITTED

(**) INDICATES THAT CONFIDENTIAL PORTIONS ARE OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION


                                                                  Execution Copy
                                                                  --------------



                            AGREEMENT FOR MANUFACTURE



                                     BETWEEN



                          DYNAMO POWER SYSTEM (USA) LLC



                                       AND



                           CELESTICA HONG KONG LIMITED



                                       AND



                             C&D TECHNOLOGIES, INC.





                               September 30, 2004

THIS AGREEMENT is made effective the 30th day of September, 2004 (the "Effective Date")

BETWEEN

CELESTICA HONG KONG LIMITED, a company existing under Hong Kong law with an office located at 4/F Goldlion Holdings Centre, 13-15 Yuen Shun Circuit, Siu Lek Yuen, Shatin, Hong Kong ("Celestica"),

AND

DYNAMO POWER SYSTEM (USA) LLC, a Delaware limited liability Company with an office located at 1400 Union Meeting Road, Blue Bell, Pennsylvania 19422 (the "Customer"),

AND

C&D TECHNOLOGIES, INC., a Delaware corporation with an office located at 1400 Union Meeting Road Blue Bell, Pennsylvania 19422 ("C&D Parent")

WHEREAS

Customer has requested that Celestica manufacture Products and provide Services, and Celestica has agreed to manufacture Products and provide Services for Customer and the Ordering Companies, on the terms and subject to the conditions of this Agreement;

NOW THEREFORE, in consideration of the respective covenants, agreements, representations, warranties and indemnities herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each party), the parties covenant and agree as follows:

1.     DEFINITIONS AND SCHEDULES

1.1 The following words and expressions shall have the following meanings, and grammatical variations of such terms shall have corresponding meanings:

"Affiliate" means, with respect to a party hereto, a corporation or other entity that directly or indirectly controls, is controlled by, or is under common control with, that party, and for the purposes hereof, "control" means the power, whether by contract or ownership of equity interests, to select a majority of the board of directors or equivalent supervisory management authority of an entity whether directly or indirectly through a chain of entities that are "controlled" within the foregoing meaning.

"Approved Vendors List" means, with respect to any Product, Customer's approved list of vendors from whom Celestica may exclusively purchase items of Material included on such Product's Bill of Materials.

"Bill of Materials" means, in respect of a Product, the bill of materials for such Product as may be revised from time to time.

"Business" means the business collectively carried on by the Celestica Entities through their respective power operations prior to the completion of the Transactions and collectively carried on by the C&D Entities or their successors after the completion of the Transactions, consisting in each case of the engineering, development, design, promotion, marketing, distribution and sale of Power Products to original equipment manufacturers and other customers, including, without limitation, the "build-to-print" business, consisting of the facilitation and management, on behalf of customers of the Celestica Entities or the C&D Entities, as applicable, of the manufacture (including applicable testing) by third party contract manufacturers, of such customers' Power
Products in accordance with such customers' specifications and without any design contribution from the Celestica Entities or the C&D Entities, as applicable, or any of them, but for certainty excluding the manufacture or repair of Power Products under such "build-to-print" arrangement.

"CAP" has the meaning set forth in Section 17.4.

"C&D  Entities"  means Dynamo Power Systems  (Canada)  ULC,  Dynamo Power System
(USA) LLC, Dynamo Acquisition Corp. and Datel Electronic Technology (Shanghai) Co. Ltd.

"Celestica  Entities"  means,   collectively,   Celestica   International  Inc.,
Celestica Corporation, Celestica Electronics (Shanghai) Co. Ltd. and Celestica (Thailand) Limited.

"Celestica Intellectual Property" means all Intellectual Property existing on the date hereof and owned or licensed by Celestica and/or an Affiliate of Celestica, unless otherwise expressly provided herein, includes all Intellectual Property subsequently conceived, first reduced to practice, made or developed by Celestica.

"Claim" means any claim, suit, action, demand or proceeding.

"Competing Bid" has the meaning set forth in Section 2.7.

"Consigned Material" means any Material that is required for the manufacture of a Product, as listed in the applicable Bill of Materials for such Product, that is owned by Customer or an Ordering Company but which has been placed in the care, physical custody or control of Celestica or any of its Affiliates to be used in the manufacture of Products.

"Coverage Period" has the meaning set forth in Section 3.1.

"Customer Credit Limit" has the meaning set forth in Section 11.1.

"Customer Equipment" means any tools, test equipment, fixtures and any other production equipment that are owned by Customer or an Ordering Company but which have been placed in the care, physical custody or control of Celestica and or any of its Affiliates and are used in the manufacture or testing of Products at a Facility.

"Customer Information" means all Specifications for Products and all proprietary drawings, documentation, data, software, know-how and other proprietary written information, and any tooling provided by Customer to Celestica under this Agreement, but excludes all Celestica Intellectual Property.

"Customer Intellectual Property" means all Intellectual Property existing on the date hereof and owned or licensed by Customer and, unless otherwise expressly provided herein, includes all Intellectual Property subsequently conceived, first reduced to practice, made or developed by Customer.

"day" means a calendar day.

"Defaulting Party" has the meaning set forth in Section 24.3.

"Delivery Date" has the meaning set forth in Section 3.2.

"Dispute" has the meaning set forth in Section 25.1.

"ECN" has the meaning set forth in Section 15.1.

"Epidemic Condition" has the meaning set forth in Section 17.5.

"Excess Material" has the meaning set forth in Section 16.1.

"Excess Material Invoice" has the meaning set forth in Section 16.2.

"Exchange Rate" has the meaning set forth in Section 9.4.

"Facility" has the meaning set forth in Section 2.5.

"Financial Liability" has the meaning set forth in Section 11.4.

"Forecast" has the meaning set forth in Section 3.1(b).

"Indemnified Party" has the meaning set forth in Section 23.1.

"Indemnifying Party" has the meaning set forth in Section 23.1.

"Initial Term" has the meaning set forth in Section 24.1(a).

"Intellectual   Property"  means  all  tangible  or  intangible  industrial  and intellectual property, including all:

       (a) trade secrets, confidential and proprietary information and confidential know-how, including all unpatented inventions, customer and supplier lists, formulae, processes, technology, inventor's notes, unpublished studies and data, research designs, research results and notes, prototypes, drawings, design and construction specifications, production, operating and quality control manuals;

       (b)    copyrights, including all copyrights in software and databases;

       (c)    industrial designs, design patents and other designs;

       (d)    integrated circuit topography rights and mask works;

       (e)    patents; and

       (f) trade-marks, including both registered and unregistered trade-marks and service marks, designs, logos, indicia, distinguishing guises, trade names, business names, internet protocol addresses, internet domain names, any other source or business identifiers and fictitious characters, and all goodwill associated with the foregoing;

and all  registrations,  applications for  registration,  reissues,  extensions, renewals, divisions, continuations, continuations-in-part, proprietary information, documentation, licenses, registered user agreements and other agreements relating to the foregoing.

"Lifetime Buy Materials" has the meaning set forth in Section 4.6.

"Long Lead Time Materials" has the meaning set forth in Section 4.1.

"Losses" means any losses, damages or expenses (including reasonable attorney's fees and other reasonable costs of legal defense).

"Mark-Up" has the meaning set forth in Section 9.3.

"Material" means any component, part or other material comprising, comprised in or used in the manufacture of a Product, and any packaging or labeling material used in the packaging or shipment of a Product.

"Material Lead Time" means, with respect to any item of Material at any time during the Term, the minimum number of days then currently being quoted by the approved Material vendor on the Approved Vendors List selected by Celestica to deliver such item of Material to Celestica.

"Minimum Mark-Up has the meaning set forth in Section 9.3.

"month" means a calendar month.

"MOQ Requirements" has the meaning set forth in Section 4.1.

"NRE" means a non-recurring expenditure relating to tooling, fixtures or other items agreed upon by the parties, and includes all associated engineering or direct charge labour charges.

"Obsolete Material" has the meaning set forth in Section 16.5.

"Obsolete Material Invoice" has the meaning set forth in Section 16.5.

"On-Time" has the meaning set forth in Section 5.4.

"Order" means a purchase order for Products and/or Services delivered by Customer to Celestica (or by or to their respective Affiliates pursuant to Section 2.3) in accordance with the terms and subject to the conditions of this Agreement.

"Ordering Company" means an Affiliate of Customer designated as an Ordering Company pursuant to Section 2.8 and which has complied with the provisions of
Section 2.8.

"Performance Metrics" means the performance standards set out in Schedule C.

"Power Products" means power supply, regulation and conversion products, excluding products (or components of products) whose principal function or use is not power supply, regulation or conversion but which contain or incorporate power circuitry, or power supply, regulation or conversion components, including without limitation, printers and communications circuit boards and servers. "Price" means the price for a unit of a Product or Service, as set out in Schedule B, as such price may be revised from time to time in accordance with
Article 9.

"Products" means the products listed in Schedule A, together with all follow-on and replacement Power Products that are designed primarily by the Business after the date hereof, or that would have been designed primarily by the Business after the date hereof but for the completion of the Transactions on the date hereof.

"Purchased Material" means the Material sold by the Celestica Entities (or any one of them) to the C&D Entities (or any one of them) in connection with the completion of the Transactions.

"Quarter" means a three (3) consecutive month period commencing on January 1, April 1, July 1 or October 1.

"RFQ" has the meaning set forth in Section 2.7.

"Rejected Products" has the meaning set forth in Section 6.1.

"Renewal Term" has the meaning set forth in Section 24.1(b).

"RMA" means a return materials authorization.

"Services" has the meaning set forth in Section 2.2.

"Specifications" means all applicable technical and process specifications for the manufacture, testing or repair of a Product provided by Customer or any of its Affiliates to Supplier or any of its Affiliates, including all drawings, models, specifications, documentation, data, product information, engineering standards, technical and test instructions, procedures or requirements, functional information and related data, data files, quality standards, bills of material, approved vendor lists, software, design information, technical manuals, packaging requirements, testing requirements and know-how, as amended and in effect from time to time.

"Term" has the meaning set forth in Section 24.1(b).

"Terminating Party" has the meaning set forth in Section 24.2.

"Transactions" means, collectively, the asset purchase and contribution transactions contemplated by the asset purchase agreement dated the date hereof between Celestica International Inc. and Dynamo Power Systems (Canada) ULC, the contribution agreement dated the date hereof between Celestica Corporation and Dynamo Power System (USA) LLC, the asset purchase agreement dated September 23, 2004 between Celestica Electronics (Shanghai) Co. Ltd., Datel Electronic Technology (Shanghai) Co., Ltd., Celestica Inc. and C&D Parent, the asset purchase agreement dated September 23, 2004 between Celestica International Inc., Celestica Corporation, Celestica (Thailand) Limited, Dynamo Acquisition Corp., Celestica Inc. and C&D Parent, the LLC interest purchase agreement dated September 23, 2004 between C&D Parent, Celestica Corporation and Celestica Inc., and the share purchase agreement dated September 23, 2004 between C&D Parent, C&D Power Systems (Canada) ULC, Celestica International Inc. and Celestica Inc.

"Transaction Taxes" means all federal, provincial, state, local and foreign sales taxes and other similar taxes, duties, fees or other like charges (but, for greater certainty, not including any taxes on income or profits).

"Warranty Period" has the meaning set forth in Section 17.1.

1.2    The following Schedules are attached to and form part of this Agreement:

       Schedule A   -    Product List; and DPPM Thresholds
       Schedule B   -    Service Fees
       Schedule C   -    Performance Metrics
       Schedule D   -    Ordering Company Acknowledgement
       Schedule E   -    Warehousing Terms
       Schedule F   -    Initial Prices

2.     SCOPE OF AGREEMENT

2.1 This Agreement shall apply to all Orders issued by Customer or any Ordering Company and accepted by Celestica under this Agreement.

2.2 From time to time, Customer may wish to purchase services from Celestica, which may include, but shall not be limited to: development, design, engineering, out-of-warranty repair, prototyping, distribution or other services as Celestica may agree to provide from time to time and which may be described in more detail in various statements of work or Orders (collectively, the "Services"). Unless otherwise agreed to in writing between the parties, Celestica shall perform all Services in accordance with the terms and subject to the conditions of this Agreement and for the fee set out in Schedule B for the applicable Service, or if no fee for such Service is set out in Schedule B, at a mutually agreed upon price.

2.3 From time to time, Customer may wish to directly engage an Affiliate of Celestica to manufacture Products or perform certain Services. In such event Customer shall issue an Order directly to Celestica's Affiliate. Each Order placed by Customer with an Affiliate of Celestica shall incorporate by reference the terms and conditions of this Agreement and, with respect to that Order, this Agreement shall be interpreted as if it had been entered into directly by the relevant Affiliate of Celestica and

       Customer, and for the purposes thereof the term "Celestica" shall be deemed to refer to such Affiliate of Celestica.

2.4 Celestica shall manufacture and deliver Products and supply Services pursuant to the terms of this Agreement, subject to Customer first having provided Celestica with the Specifications for the Products, together with any additional Customer Information and Customer Equipment, if any, necessary for the manufacture of Products and the provision of Services. Except as provided in Section 2.6, nothing herein is intended nor shall be construed as requiring or imposing any obligation on Customer or its Affiliates to purchase any quantity of the Products from Celestica.

2.5 Celestica shall manufacture the Products and provide the Services at either its or its Affiliates' manufacturing facilities located in Suzhou, Peoples' Republic of China, or Laem Chabang, Thailand, and/or at any other facility owned or operated by Celestica or any of its Affiliates as Celestica and Customer may from time to time agree (each, a "Facility"). Celestica may not transfer the manufacturing location of any of the Products from one Facility to another without the prior written consent of Customer, which consent shall not be unreasonably withheld, conditioned or delayed, provided that Customer hereby consents to the transfer of the manufacture of the Products listed in Schedule A by Celestica from its facility located in Laem Chabang, Thailand to its facility located in Suzhou, Peoples' Republic of China, subject only to qualification of such latter facility by Customer's customers.

2.6 During the Term of this Agreement, Customer shall purchase, and shall cause its Affiliates to purchase, 100% of its and their world-wide requirements for Products from Celestica. If the parties are in disagreement as to whether any product is a Product and is therefore required to be manufactured by Celestica hereunder, such disagreement shall be referred to and resolved using the dispute resolution procedure set out in Section 25.1.

2.7 In the event that Customer or any of its Affiliates issues a request for proposals or other request for bids (each, an "RFQ") from one or more third party manufacturers in respect of the manufacture of any Power Product or group of Power Products (other than a Product) which it sells or distributes in the course of conduct of its business, Customer shall provide (or shall cause such Affiliates to provide) Celestica with the opportunity to respond to such RFQ, and shall treat Celestica at least as favourably as every other third party manufacturer that responds or is invited to respond to such RFQ, including, without limitation, with respect to time delays for responding and access to and provision of information and personnel of the Corporation or such Affiliate. If
       Celestica: (a) has the requisite capabilities to manufacture the Power Product or group of Power Products subject to the RFQ in accordance with Customer's (or such Affiliate's) requirements, and (b) submits a bid in response to such RFQ that is, in the aggregate, competitive with a bona fide response to such RFQ submitted by a third party manufacturer for comparable levels of quality, service and performance (a "Competing Bid"), Customer shall award (or shall cause such Affiliate to award) the manufacture of such Power Product or group of Power Products to Celestica on the terms and conditions of this Agreement and any other terms (including with respect to pricing) as the parties may agree. If Celestica's response to an RFQ is not competitive with the Competing Bid, Customer (or such Affiliate) may award the manufacturing services to which such RFQ relates to the third party manufacturer which submitted the Competing Bid, but such award shall be on terms no less favourable to Customer (or such Affiliate) than the terms set out in the Competing Bid.

2.8 (a) Customer may designate in writing from time to time any of its Affiliates as an "Ordering Company" under this Agreement. Each Ordering Company shall be eligible to order Products and Services on the terms and conditions set forth in this Agreement; provided that (i) such Ordering Company shall have executed and delivered to Celestica an acknowledgement in the form of Schedule D, (ii) such Ordering Company shall have executed and delivered to Celestica such further agreements, documents or instruments as Celestica may reasonably request, and (iii) Celestica and such Ordering Company shall have entered into such additional agreements, instruments and other writings as are required under any applicable law. Any reference to Customer in this Agreement shall, where applicable, be deemed also to refer to any Ordering Company in respect of which the conditions in this Section have been fulfilled.

       (b)    If Customer  designates an  Ordering  Company in  accordance  with
       Section 2.7(a) above, Customer shall ensure that such Ordering Company performs and discharges all payment and other financial obligations under this Agreement, including those obligations which, either directly or indirectly, could have a financial impact on Celestica and/or its Affiliates and which arise, directly or indirectly, from non-performance or failure to discharge such obligations of such Ordering Company under this Agreement. Notwithstanding the foregoing, Customer shall at all times be and remain fully liable for the performance of any and all obligations of each Ordering Company under this Agreement.

2.9 From time to time during the Term of this Agreement and upon request of Customer, Celestica may store Products that have been purchased and paid for by Customer or an Ordering Company pursuant to this Agreement, on and subject to terms and conditions to be agreed to by the parties.

3.     FORECAST AND ORDER PROCEDURE

3.1 At least five (5) days prior to the first day of each month Customer shall provide to Celestica a forecast (the "Forecast") of its weekly Product requirements for the next consecutive twelve (12) months (each such twelve (12) month period being herein referred to as the "Coverage Period"). On a weekly basis during the Term, Customer shall provide Celestica with Orders for the first sixty (60) days in the Coverage Period. Customer shall use its reasonable commercial efforts to ensure that the Forecast is accurate but the Forecast shall not constitute an Order.

3.2 Celestica shall acknowledge receipt of Orders (other than orders for pre-production or pilot products) within twenty-four (24) hours of receipt thereof. Celestica shall acknowledge receipt of Orders for pre-production and pilot products as soon as practicable after receipt thereof. As soon as reasonably practicable, but in any event within five
       (5) business days of receipt of an Order, Celestica shall notify Customer of its acceptance or non-acceptance thereof. Notwithstanding anything to the contrary herein, Celestica shall not be bound by any Order unless and until Celestica has accepted such Order. Concurrently with its notification to Customer of acceptance or non-acceptance of an Order, Celestica shall confirm the delivery date(s) specified therein or propose a revised delivery date (or dates) to Customer. If Customer does not notify Celestica that it objects to the revised delivery date proposed by Celestica within five (5) business days of Customer's receipt of such proposal, Customer shall be deemed to have agreed thereto. The date for delivery of a Product subject to an Order as accepted by Celestica or as agreed to (or as deemed to have been agreed to) by Customer as provided in this Section 3.2 is herein referred to as the "Delivery Date". Notwithstanding anything to the contrary in this Agreement, Celestica shall be under no obligation to accept an Order if Customer is in breach of its obligations under this Agreement, if the Order is for a quantity of Products that exceeds the amount of such Products specified in the then current Forecast, as such quantity may be increased pursuant to
       Section 7.2, or that is not otherwise in compliance with the provisions of this Agreement.

3.3 Each Order shall incorporate by reference the terms and conditions of this Agreement. Any pre-printed terms and conditions found on Customer's Orders or on Celestica's acknowledgements, invoices or other related documentation shall be of no force or legal effect. Orders shall indicate the required Product and/or Service to be delivered or provided by Celestica and shall include: the description and Price per unit of Product or Service, the quantities ordered, requested delivery date, Product revision details, and such other information as the parties may from time to time agree is required. Orders may be issued in writing, by mail or facsimile, or by electronic means as agreed from time to time to by the parties in writing.

3.4 Celestica shall, at all times during the Term, comply with and meet the Performance Metrics set out in Schedule C in the performance of its obligations under this Agreement. Notwithstanding anything to the contrary herein, Celestica shall not be deemed to be in breach of its obligations under this Agreement or to have failed to meet a Performance Metric where its failure to comply with such Performance Metric is due to any factor or reason beyond Celestica's control and not also due to its own negligence, including without limitation: failure by Customer to supply, or the inadequacy of, any necessary Customer Equipment; acts or omissions of third party suppliers not attributable to Celestica; Customer's failure to perform its obligations under this Agreement or to provide any necessary consent or instructions to Celestica; and any event described in Section 25.10, provided, however, Celestica shall, upon request of Customer, promptly document any factor or event which it believes was beyond Celestica's control or which was due to some fault or failing of Customer.

3.5 Upon receipt of written notice from Customer that Celestica has failed to meet any Performance Metric, Celestica shall promptly initiate, at its sole cost, such remedial action as necessary in order to meet the relevant Performance Metric, and Celestica and Customer shall cooperate in good faith in identifying and resolving the factors contributing to such failure.

4.     MATERIALS

4.1 Customer hereby authorizes Celestica, and Celestica shall, from time to time be entitled to order Materials (for which Customer shall be responsible in accordance with Article 16) in accordance with Material Lead Times and as necessary to support Celestica's production and delivery requirements for Customer's (and the Ordering Companies') Product requirements for the following sixty (60) days, based on Customer's (and the Ordering Companies') Forecasts. Notwithstanding the foregoing, Celestica shall at all times be further authorized to order
       (i) Materials with Material Lead Times in excess of sixty (60) days ("Long Lead Time Materials"), and (ii) such additional Materials as Celestica reasonably determines are required based on supplier minimum order requirements, packaging sizes or economic order quantities ("MOQ Requirements") to support Customer's (and the Ordering Companies') Product requirements, based on Customer's (and the Ordering Companies') Forecasts. No less frequently than every Quarter during the Term of this Agreement, Celestica shall submit to Customer a list of Long Lead Time Materials and MOQ Requirements, for Customer's approval. Any failure by Celestica to meet or comply with the provisions of this Agreement (including the Performance Metrics) as a result of a failure by Customer to approve any Long Lead Time Materials or MOQ Requirements shall not be deemed to be a breach by Celestica of this Agreement or to otherwise
       affect  any  measure  of  Celestica's   performance  of  its  obligations
       hereunder.

4.2 Celestica is hereby authorized to procure Materials solely from vendors listed on the Approved Vendors List. To procure Materials from other vendors, Celestica must obtain Customer's prior written consent, which consent shall be provided within fourteen (14) days and, in any event, shall not be unreasonably withheld, conditioned or delayed.

4.3 In the event that Customer requests that Celestica take possession of and store Material that is owned by Customer or an Affiliate for use in the manufacture of Products, Celestica shall store such Material in accordance with the terms of Schedule E.

4.4 From time to time Customer may request that Celestica purchase Material from Customer's suppliers pursuant to specific terms and conditions negotiated by Customer with such suppliers.

4.5 When requested by Customer in writing and upon receipt of an Order therefor, subject to availability of the required Materials, Celestica shall purchase, on Customer's behalf, a quantity of Materials that exceeds the quantity of such Materials that Celestica would otherwise be authorized to order pursuant to Section 4.1, if the manufacturer of such Materials intends to discontinue or modify such Materials in a manner that affects the form, fit or function of the Product(s) in which such Materials are used, and such Materials do not have a readily available replacement or substitute identified prior to the time at which such Material is discontinued or so modified (such Materials being herein referred to as "Lifetime Buy Materials"). Upon receipt of Lifetime Buy Materials, Celestica shall invoice Customer for such Materials, and will either store such Material on behalf of Customer pursuant to Schedule E, or deliver such Material to Customer, as Customer may elect. Payment for such Materials shall be due by Customer without offset or deduction for any matter whatsoever, within fourteen (14) days from the date of Celestica's invoice to Customer for such Lifetime Buy Materials.

4.6 Where Customer directs Celestica to buy Materials pursuant to contracts that are entered into between Customer and the suppliers of the relevant Materials, Customer shall be responsible for directing its suppliers to comply with such contracts. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions negotiated by Customer with suppliers of Materials, Celestica shall be relieved of any liability to Customer with respect to any Materials Celestica purchases from such suppliers on terms and conditions negotiated by Customer, to the extent of such inconsistency. Any failure by Celestica to meet or comply with the provisions of this Agreement (including the Performance Metrics) as a result of the failure by Customer or a supplier of Customer to comply with any contract between Customer and such supplier shall not be deemed to be a breach by Celestica of this Agreement or to otherwise affect any measure of Celestica's performance of its obligations hereunder. If at any time during a Quarter Celestica is required to obtain Material from a supplier of Customer under this Section 4.7, at a price which is higher than the price for such Material reflected in the applicable Bill of Materials, Customer agrees that the Price for each Product into which such Material is incorporated shall be increased by an amount equal to such difference in the Material price until such Material has been fully consumed by Orders.

4.7 Upon request from Customer and if Material is required by Celestica for the manufacture of Products, Celestica shall purchase from Customer any Material that Customer may have on hand (including, without limitation, Purchased Material), at prices equal to those set out in the then current Bills of Materials.

5.     DELIVERY AND RISK

5.1 Except as agreed otherwise, all Products shall be delivered by Celestica EXWORKS (INCOTERMS 2000) the Facility of manufacture in accordance with the delivery terms set forth in Section 5.4.

5.2 No later than two (2) weeks prior to the delivery date of a Product specified in the Order for such Product, Customer shall provide Celestica with all necessary shipping instructions for the Product subject to such Order.

5.3 If Customer fails to provide Celestica with the necessary shipping instructions as required in Section 5.2 or to deliver carrier or transportation instructions to Celestica, Celestica shall invoice Customer for such Products and store such Products in accordance with the terms of Schedule E.

5.4 Celestica shall deliver all Products included in each Order accepted by Celestica hereunder in accordance with Section 5.1 on, or no more than three (3) days before, the applicable Delivery Date for such Order (the delivery of a Product within such time frame being herein referred to as "On-Time"). If Celestica becomes aware that a Product will not be delivered On-Time, Celestica shall promptly notify Customer in writing and set forth in such notice the cause of such delay and the date on which it anticipates that such Product will be delivered to Customer. Upon the written request of Customer after receipt of such notice, Celestica shall ship the applicable Product to the specified delivery destination using an expedited method of shipment. Any and all incremental shipping costs incurred in connection with such alternative shipment method shall be paid by Celestica where such delay is due solely to causes within Celestica's control, and otherwise shall be borne by Celestica and Customer in such respective proportions as they may mutually agree. Notwithstanding the foregoing, if Celestica is unable to deliver a Product On-Time but expedites or finds alternative means of delivery of such Product such that the Product is delivered to Customer's customer within the time period committed by Customer to its customer, Celestica shall not be deemed to be in breach of its delivery obligations under this Section 5.4 or the Performance Metrics.

5.5 Risk of loss and damage of Products shall pass from Celestica to Customer upon delivery by Celestica pursuant to Section 5.1.

5.6 All Products shall be packaged by Celestica in secure packaging in accordance with standard industry packing practices for electronic components and assemblies.

6.     ACCEPTANCE OF PRODUCTS

6.1 Customer may reject Products delivered to it provided that Customer establishes, to Celestica's reasonable satisfaction, that such Products:
       (a) have been damaged prior to delivery, (b) do not conform to the associated Order, or (c) have not been either manufactured or delivered in accordance with this Agreement, in each case for reasons attributable to Celestica ("Rejected Products").

6.2 Customer shall notify Celestica in writing of Rejected Products within thirty (30) days of delivery thereof to Customer pursuant to Section 5.1, and will return Rejected Products to Celestica within ten (10) days of receipt of such notice. Customer shall be deemed to have accepted a Product if it fails to notify Celestica that it is rejecting such Product within the 30-day period specified therefor in this Section 6.2. Customer shall obtain an RMA from Celestica prior to returning any Rejected Product. Celestica's issuance of an RMA shall not be unreasonably withheld, delayed or conditioned.

6.3 The cost of returning Rejected Products to Celestica and of returning a repaired or replacement Product to Customer shall be borne by Customer if Celestica determines that the Rejected Product did not meet the requirements for rejection as set out in Section 6.1. In all other circumstances, the cost of returning Rejected Products to Celestica and of returning a repaired or replacement Product to Customer shall be borne by Celestica. Risk of loss in returning Rejected Products to Celestica and of returning a repaired or replacement Products to Customer shall be borne by the shipping party.

6.4 Upon receipt of a Rejected Product, Celestica shall, as soon as reasonably practicable, at its election either repair, replace or credit Customer for such Rejected Product. The cost associated with any such repair, replacement, or credit shall be the responsibility of Celestica. In the case of replacement or credit, title to the Rejected Product shall pass to Celestica on delivery to Celestica.

6.5 Customer shall pay to Celestica a "no defect found charge" of an amount equal to the lesser of (i) the Price of the applicable Product and (ii) (**), in respect of any Product which is rejected by Customer but which Celestica determines did not meet the requirements for rejection as set out in Section 6.1.

7.     ORDER and FORECAST, FLEXIBILITY AND RESCHEDULING

7.1 Customer may from time to time request that Celestica accept unforecasted orders for Products or accelerate delivery dates of existing Orders. Upon such request, Celestica shall notify Customer of all increased costs or premium charges which will be imposed by Celestica in connection with such request. If Customer agrees to pay such costs and charges, Celestica shall use its commercially reasonable efforts to accept the unforecasted Orders or accelerate the delivery dates of existing Orders as requested by Customer, provided that the failure of Celestica to comply with any such request shall not be deemed a breach by Celestica of any of its obligations in this Agreement, or to affect any measure of its performance thereof (including, without limitation, the Performance Metrics).

7.2 Customer shall, upon written notice to Celestica, be permitted to postpone the delivery of any Order which has a Delivery Date that is not less than (**) days from the date of such notice without liability or penalty hereunder, provided that Customer shall not postpone the delivery of an Order to a date that is more than (**) days after the original Delivery Date for such Order and Customer may not postpone the delivery of any Order more than once. Unless otherwise agreed by Celestica, if Customer postpones the delivery of an Order (or a portion thereof) to a date that is more than (**) days after the original Delivery Date for such Order, or if Customer refuses to take delivery of an Order (or a portion thereof), Customer shall be deemed to have cancelled such Order (or the relevant portion thereof) and shall be liable for the cancellation charges payable pursuant to Section 8.1. If Customer is deemed to have cancelled an Order as provided in this Section 7.2, and such cancellation results in Celestica or any of its Affiliates having any Material on hand for more than (**) after the originally scheduled Delivery Date of such Order, such Material shall be deemed to be Excess Material and shall be subject to the provisions of Article 16.

8.     CANCELLATION

8.1 Except where Customer is permitted to do so pursuant to Section 17.5, if Customer cancels an Order (or any portion thereof):

       (a) for prototype, pilot or pre-production Products, Customer shall pay to Celestica (i) the full Price for each prototype, pilot or pre-production Product subject to such cancelled Order if the manufacture thereof has been completed by Celestica at the time it receives notice of cancellation of such Order; and (ii) (**) cost for such Product plus an administrative charge in the amount of (**) cost Price of each Product subject to such cancelled Order which is a work-in-progress at the time Celestica receives notice of such cancellation;

       (b) for Products (other than prototype, pilot or pre-production Products) which Celestica has completed or commenced manufacturing at the time it receives notice of cancellation of such Order (or the relevant portion thereof), Customer shall pay to Celestica:
              (i) the full Price for each finished Product subject to such Order; and (ii) (**) cost for such Product plus an administrative charge in the amount of (**) of each Product subject to such cancelled Order which is a work-in-progress at the time of such cancellation; and

       (c) for Products (other than prototype, pilot or pre-production Products) which Celestica has not commenced manufacturing at the time it receives notice of cancellation of such Order (or the relevant portion thereof), then, if the Material associated with such Product is not otherwise consumed by Customer through subsequent Orders within (**) of such cancellation, Customer shall pay to Celestica for each Product subject to such cancelled Order (or the relevant portion thereof) an amount equal to (**) cost for such Product.

8.2 In addition to the costs set out in Section 8.1, in the event of a cancellation of an Order (or a portion thereof), Customer shall pay
       Celestica:

       (a) for all costs associated with any Obsolete Materials and/or Excess Materials that arise as a result of the cancellation of such Order (or the relevant portion thereof) in accordance with Article 16; and

       (b) an amount equal to the unrecovered balance of any investment made or incurred by Celestica specifically in relation to the cancelled Order with the prior written agreement of Customer and which has not been fully recovered by Celestica from Customer through amortization or other means as a result of the cancellation of such Order.

8.3 If any Order (or a portion thereof) is cancelled due to a termination pursuant to Article 24.2, Customer may direct Celestica to cease its manufacturing operations in respect of Products affected by such termination. In the event of such termination, Customer shall pay to Celestica all relevant amounts specified in Sections 8.1 and 8.2.

8.4 In the event of any cancellation of any Order hereunder by Customer, Celestica shall use commercially reasonable efforts to mitigate the costs described in Section 8.1 on behalf of Customer.

8.5 Celestica shall deliver any fully or partially finished Products to Customer that Customer pays Celestica for as a result of a cancelled Order.

8.6 Except as expressly provided in this Section 8, Customer shall have no liability or obligation whatsoever to Celestica for any Order which Customer may cancel.

9.     PRICES

9.1 Customer shall pay Celestica the Price for each Product purchased hereunder as determined in accordance with this Article 9.

9.2 The Prices for the period commencing on the date hereof and ending on December 31, 2004 shall be the Prices set out on Schedule F. Subject to the provisions of Section 9.3, prior to the commencement of each Quarter after such date, the Parties will meet to negotiate the Prices for the subsequent Quarter in accordance with the provisions of this Article 9 at Price review meetings to be arranged by the authorized representatives of the Parties.

9.3 The Price for each Product shall at all times be based on the Material prices set out in the Bill of Materials for such Product, together with a mark-up to be applied thereto (the "Mark-Up"), all of which shall be negotiated by the parties at the quarterly pricing review meetings to be held pursuant to Section 9.2, except as otherwise provided in this
       Section 9.3. For the period commencing on the Effective Date and ending on March 31, 2005, the Mark-Up for each of the Products listed in Schedule A shall be fixed at the dollar amount or percentage, as applicable, specified for such Product in Schedule F. Celestica hereby represents and warrants to Customer that each Mark-Up that is set out in Schedule F and specified as a dollar amount is the Mark-Up that was applied to the Product to which it relates in the Quarter ending on the date hereof in connection with sales of such Products by Celestica to the Business as conducted by the Celestica Entities on the date hereof.

9.4    Intentionally deleted.

9.5 The Mark-Up shall be based upon, among other things, industry-standard benchmarks for labour and load rates, selling, general and administrative expenses and material mark-up rates, and upon the volume of Products forecasted to be purchased by Customer from time to time. If at any quarterly pricing review the parties are unable to agree upon a revised Price for a Product for the subsequent Quarter (the "New Price"), the then current Price for such Product (the "Old Price") shall remain in effect for such Quarter until the parties have agreed upon the New Price, and following such agreement on the New Price for such Quarter, the aggregate amount of any unrealized cost savings by Customer or unrealized revenue by Celestica (as applicable) associated with Products purchased by Customer during the period in such Quarter in which the Old Price remained in effect shall be amortized over the New Price and over the Product Price for any subsequent Quarters until such amount is fully recovered by the party entitled to the benefit thereof. If the parties fail to agree on a Price for a Product within 45 days of the commencement of a Quarter, the parties shall use good faith efforts to reach an agreement on such Price through the Dispute resolution procedure in
       Section  25.1.  If the Vice  Presidents to whom the matter is referred in
       Section 25.1 cannot reach an agreement within the period specified therefor in such section, the parties shall extend such period or refer the matter to such other representatives as they may deem appropriate. (**).

9.6 Celestica and Customer agree, on a periodic basis, to jointly review the Bill of Materials for the Products for purposes of minimizing Procurement Lead Times, identifying the lowest priced source(s) of Materials, and exchanging ideas on reducing the total Bill of Materials cost. Celestica agrees to use its reasonable commercial efforts to implement any agreements reached by the parties in respect of the foregoing.

9.7 If at any time during a Quarter the currency exchange rate of One Chinese Renminbi (1 RMB) to One United States Dollar (USD$1), as reflected in the New York Federal Reserve Bank noon buying rate on the last day of the preceding Quarter, (the "Exchange Rate") changes by an amount equal to (**) or more of the Exchange Rate in effect on the last day of the immediately preceding (**), the Prices shall be revised to take into account such change in the Exchange Rate. All Prices that are revised in accordance with this Section 9.6 shall be applicable to all Orders accepted by Celestica following the agreed effective date of such Price revision, notwithstanding that such revision may occur prior to the next scheduled Price review meeting.

10.    PAYMENT

10.1 Each Order for Products shall be invoiced by Celestica based on the Prices in effect at the time of acknowledgement of the Order. Unless expressly provided otherwise herein, payment of invoices for Products as well as any other costs or charges payable by Customer under this Agreement are due to Celestica without any set off or deduction in U.S. dollars within (**) following the date of invoice or due date of such costs or charges unless otherwise specified herein.

10.2   Celestica  shall  invoice   Customer  upon,  or  as  soon  as  reasonably
       practicable after, the delivery of Products pursuant to Section 5.1 or the provision of Services.

10.3 Unless Customer provides Celestica with exemption certificates in form and substance satisfactory to Celestica, Customer shall be solely responsible for and shall pay all Transaction Taxes in any country becoming payable or arising in connection with the services performed under this Agreement.

10.4 If Customer fails to pay any invoice by the date payment is due, Celestica may, in addition to its other rights and remedies under this Agreement or at law charge a late payment charge at a rate of (**) of the amount of such invoice per month. Customer shall be responsible for all taxes or other governmental charges arising or becoming payable as a result of the late payment by Customer of any invoice issued to it by Celestica hereunder.

11.    CUSTOMER CREDIT LIMIT

11.1 Celestica shall establish and from time to time advise Customer and each Ordering Company in writing of Customer's (together with the Ordering Companies') credit limit with Celestica (the "Customer Credit Limit"). Customer agrees that the aggregate Financial Liability (as defined below) of Customer and each Ordering Company under this Agreement shall not at any time exceed the Customer Credit Limit.

11.2 The initial Customer Credit Limit will be established after consultation between Customer and Celestica and will be periodically reviewed during the Term of this Agreement at Customer's request. Celestica may, in good faith, revise the Customer Credit Limit upon reasonable prior written notice to Customer.

11.3 If at any time the aggregate Financial Liability of Customer and the Ordering Companies exceeds the then current Customer Credit Limit, Celestica shall notify Customer, and shall be under no obligation to accept any Orders from Customer or any Ordering Companies unless Customer provides Celestica with security for such excess amounts in the form of a financial letter of credit or other security acceptable to Celestica. If Customer fails to provide such letter of credit or other security acceptable to Celestica within thirty (30) days of the date of such notice, Celestica may refuse to accept any new orders for Products from Customer and to deliver any pending Orders until Customer reduces its Financial Liability to an amount which is equal to or less than the Customer Credit Limit.

11.4 For the purposes of this Article 11, the "Financial Liability" of Customer and the Ordering Companies at any time shall mean an amount equal to the sum of:

       (i) the aggregate amount of all outstanding invoices issued at such time by Celestica to Customer and the Ordering Companies under this Agreement; and

       (ii) the value at such time of all works-in-progress and finished goods that Celestica and its Affiliates have on hand and of all Materials that Celestica and its Affiliates have purchased or have on order if such orders are not cancellable or such Materials are not returnable to the suppliers thereof for full refund, in each case in accordance with the purchase authorization granted to Celestica in this Agreement;

       less an amount equal to the sum of:

       (x) the aggregate of all amounts payable by Celestica to Customer and the Ordering Companies under this Agreement at such time; and

       (y) the value of any other offsets or security provided by Customer to Celestica under this Agreement at such time.

12.    TITLE

12.1 Except as otherwise specified in Section 6.3 and Section 17.2, title to Products shall pass from Celestica to Customer upon delivery pursuant to
       Section 5.1.

13.    INTELLECTUAL PROPERTY

13.1 All Customer Intellectual Property shall continue to be owned by or licensed to Customer, and Celestica is hereby granted a non-exclusive, royalty-free licence (or sublicence, as applicable) during the Term to use such Customer Intellectual Property as may be necessary for Celestica to perform its obligations under this Agreement. With respect to any Customer Intellectual Property licensed to Customer, Customer warrants that such licence is in good standing and that Customer has the right to grant the sublicence granted hereby.

13.2 All Celestica Intellectual Property shall continue to be owned by Celestica, and all Intellectual Property created by Celestica in the course of manufacturing Products and providing Services under this Agreement (other than any such Intellectual Property which relates solely and uniquely to the Products) shall be owned by Celestica. Any Intellectual Property created by Celestica in the course of manufacturing Products or providing Services under this Agreement which relates solely and uniquely to the Products shall be owned by Customer, but licensed to Celestica pursuant to Section 13.1.

13.3 Upon expiration or termination of this Agreement, each party agrees to promptly return to the other, any Intellectual Property owned by the other party (or any of its Affiliates) together with all copies or embodiments of such Intellectual Property, regardless of the format or media on which such Intellectual Property may be stored.

13.4 Except as provided in Section 13.2 and other than the licence (or sub-licence, as applicable) granted pursuant to Section 13.1, nothing in this Agreement or any Order grants or shall be deemed to grant to a party (whether directly, indirectly, or by implication, estoppel or otherwise) any rights to any Intellectual Property created, owned by or licensed to the other party.

14.    QUALITY ASSURANCE

14.1 Celestica shall manufacture, test, repair and package the Products in accordance with all applicable Specifications.

14.2 Celestica shall, at all times during the Term, maintain quality assurance systems for its manufacturing obligations hereunder including, without limitation, the control of Material quality, processing, assembly, testing, packaging and shipping consistent with industry standards and, at a minimum, sufficient to allow Celestica to achieve the Performance Metrics set forth in Schedule C. The workmanship standard to be used by Celestica in building Products is IPC-A-610 Rev. C Class 2, as published by the Institute for Interconnecting and Packaging Electronic Circuits, as amended, supplemented or replaced from time to time, and which shall be deemed to be incorporated by reference herein.

14.3 Celestica shall perform its normal test procedures relating to Products and Services, and any applicable test procedures specified in the Specifications. If Celestica performs tests using test equipment, procedures or software provided by Customer, Celestica shall have no liability for defects in Products where failure to isolate or repair the defect is attributable to such equipment, procedures or software.

14.4 Each party may during normal business hours and upon reasonable notice and subject to the other party's normal security and confidentiality requirements, review the other party's facilities and quality control procedures as reasonably necessary to satisfy itself of the other party's compliance with its obligations under this Agreement.

14.5 The parties will endeavour to meet on a quarterly basis to discuss and resolve any issues which may arise under this Agreement, including those relating to quality, performance, engineering changes, obsolescence or excess.

14.6 Celestica shall at all times maintain an emergency backup manufacturing plan at each Facility where it manufactures Products for Customer, which plan shall include specific plans and procedures for the re-establishment of manufacturing operations and shipment of Products in the event of a catastrophic event affecting Celestica or the relevant Facility or both. Upon request by Customer, Celestica shall provide Customer with a copy of such plans.

15.    CHANGE CONTROL

15.1 Either party may at any time propose changes to a Specification or Product by issuing a written engineering change notice (an "ECN") to the other party.

15.2 The recipient of an ECN shall use its commercially reasonable efforts to provide to the party issuing the ECN a detailed response thereto within thirty (30) days of receipt thereof. No change proposed to a Specification or Product pursuant to an ECN shall be implemented unless and until both parties have agreed to such ECN.

15.3 Celestica shall advise Customer of the likely impact of an ECN (including but not limited to delivery scheduling and Prices) on the provisions of any relevant Orders.

15.4 Neither party shall unreasonably withhold, delay or condition agreement to a change proposed pursuant to an ECN and the parties shall endeavor to agree and implement at the earliest opportunity changes proposed pursuant to ECNs relating to personal and product safety.

15.5 Any Obsolete Materials and/or Excess Materials resulting from the implementation of an ECN shall be subject to the provisions of Article 16.

15.6 All costs of implementing ECNs (including without limitation: NRE charges; premium costs of Materials; Material handling charges; process and tooling charges; administrative charges; engineering charges; and evaluation and testing costs) shall be the responsibility of the
       Customer, except for ECNs initiated by Celestica to improve its manufacturing processes.

15.7 Any cost savings which are achieved by Celestica as a result of implementing an ECN shall be apportioned between the parties on a mutually agreeable basis.

16.    EXCESS AND/OR OBSOLETE MATERIAL

16.1 If at the end of any month during the Term the aggregate quantity of any item of Material that Celestica and its Affiliates have on hand or on order (which order has been paid for) and which has been ordered, manufactured or acquired by Celestica and/or its Affiliates in accordance with Article 4, exceeds the quantity of such Material required by Celestica and its Affiliates to manufacture Products in the (**)

       (**) days following such time (based on the then current Forecast), such excess quantity of Material shall constitute "Excess Material".

16.2 On or about the fifteenth (15th) day of each month, subject to Section 16.6, Celestica shall provide to Customer a notice, setting out the amount and value of any Excess Material on hand at the end of the previous month. Within thirty (30) days of the date on which Celestica delivers such notice to Customer, Celestica will issue to Customer an invoice for such Excess Material (the "Excess Material Invoice"). Within seven (7) days of receipt by Customer of an Excess Material Invoice, Customer may request that Celestica provide supporting documentation which evidences that such Excess Material was procured in accordance with
       Article 4. Provided that Celestica produces such documentation, Customer shall pay Celestica a daily inventory carrying charge in an amount equal to (**) of the aggregate value of such Excess Material per day from the date that such Material becomes Excess Material until Customer elects to purchase such Excess Material from Celestica pursuant to Section 16.2, or is required to purchase such Excess Material from Celestica pursuant to
       Section 16.5.

16.3 If Customer elects to purchase Excess Material from Celestica, it shall purchase such Excess Material at an amount equal to the sum of the following amounts:

       (i) the price for the Excess Material to which such invoice relates, as reflected in the applicable Bill of Materials at the time such Material was procured by Celestica, and as set out in the Excess Material Invoice;

       (ii)   an administrative charge equal to (**) of the amount in (i) above;

       (iii) an amount equal to the reasonable costs and expenses of mitigation incurred by Celestica pursuant to Section 16.6, including under-recoveries resulting from the sale of Material at prices less than the price for such Material reflected in the applicable Bill of Materials, as well as all costs relating to vendor re-stocking or return charges, all as specified by Celestica in the notice delivered to Customer pursuant to this Section 16.3; and

       (iv)   all applicable Transaction Taxes.

16.4 Customer shall keep Celestica's procurement organization apprised of any Material purchased by Customer from Celestica under Section 16.3 which remains suitable for use in the manufacture of Products, and the parties shall negotiate in good faith for the purchase by Celestica of such Material from Customer on an as-needed basis, prior to purchasing additional Material from Material vendors. The purchase price of such Material shall be at the cost reflected in the then current Bill of Materials or as otherwise agreed to by the parties in writing.

16.5   In the event of:

       (a) a complete or partial termination, rescheduling or cancellation of an Order;

       (b)    a reduction at any time in the Forecast;

       (c)    the termination of all or any part of this Agreement; or

       (d) a change in Specifications or a change in a Product pursuant to an ECN;

       which in each case is not due to a breach or default by Celestica and which results in Celestica or its Affiliates having on hand or on order (which order has been paid for) any Material (including, without limitation, any Excess Material) which has been ordered, manufactured or acquired by Celestica and/or its Affiliates in accordance with Article 4, and which is not required by Celestica or its Affiliates to manufacture Products for Customer within the (**) period after such time

       (based on the then current Forecast), such Material shall constitute "Obsolete Material" and, subject to Sections 16.6 and 16.7, Celestica shall notify Customer of such Obsolete Material. Within seven (7) days of delivering such notice to Customer, Celestica will issue to Customer an invoice for such Obsolete Material (the "Obsolete Material Invoice"). Within seven (7) days of receipt by Customer of an Obsolete Material Invoice, Customer may request that Celestica provide supporting documentation which evidences that such Obsolete Material was procured in accordance with Article 4. Provided that Celestica produces such documentation, Customer shall purchase such Obsolete Material from Celestica at an amount equal to the sum of the following amounts:

       (i) the price for the Obsolete Material to which such invoice relates, as reflected in the applicable Bill of Materials at the time such Material was procured by Celestica, and as set out in the Obsolete Material Invoice;

       (ii) an administrative charge equal to (**) of the price for the Obsolete Material to which such invoices relates, as reflected in the then current Product Prices;

       (iii) an amount equal to the reasonable costs and expenses of mitigation incurred by Celestica pursuant to Section 16.6, including under-recoveries resulting from the sale of Material at prices less than the price for such Material as reflected in the applicable Bill of Materials, as well as all costs and expenses relating to vendor re-stocking or return charges, all as specified by Celestica in the notice delivered to Customer pursuant to this
              Section 16.5; and

       (iv)   all applicable Transaction Taxes.

16.6 Prior to delivering a notice of Excess Material or Obsolete Material to Customer pursuant to Section 16.2 or 16.4, as applicable, Celestica shall use its commercially reasonable efforts to:

       (a)    cancel   outstanding  orders  for  Excess  Material  and  Obsolete
              Material; and

       (b) return or sell Excess Material and Obsolete Material to the original supplier thereof or to a third party on such terms as Celestica may determine at its discretion; and

       (c) use Excess Material and Obsolete Material for the manufacture of other products.

       Such  mitigation  efforts  shall  continue for a period of up to fourteen
       (14) days from the date the relevant Material becomes Excess Material or Obsolete Material, as applicable.

16.7 Notwithstanding the persons designated in Section 25.8, all notices, inventory purchase orders and any other communication required to be made or delivered by either party to the other party pursuant to this Article 16 shall be sent to representatives agreed to in writing by the parties, if different from those specified in Section 25.8.

16.8 All Disputes relating to Excess Material and Obsolete Material shall be referred to the Dispute resolution procedures set out in Section 25.1.

17.    CELESTICA WARRANTY

17.1 Celestica warrants that it shall without charge, repair, replace or credit, as it may elect, any Product which is proved to be defective as a result of a failure in Celestica's workmanship, provided that:

       (a) Customer has notified Celestica in writing of the defect within sixty (60) days after discovery of the defect; and

       (b) such defective Product has been returned to Celestica's designated repair location within (**) after the Delivery Date of such Product to Customer (the "Warranty Period") (which period shall not be extended by the repair or replacement of such Product), except where the defect is discovered in the last month of the Warranty Period, where Customer notifies Celestica in accordance with Section 17.1(a) and returns the defective Product to Celestica no later than thirty (30) days after the expiration of the Warranty Period.

       Customer shall obtain an RMA from Celestica prior to returning any Products to Celestica under this Section 17.1. All returned Products shall include documentation describing the nature of the defect, how it was discovered and under what conditions it occurred. Celestica's issuance of an RMA shall not be unreasonably withheld, delayed or conditioned.

17.2 Celestica shall bear all costs of returning Products to Celestica's designated repair facilities and of delivering repaired or replacement Products to Customer, if the returned Products were found by Celestica to be covered by the warranty in Section 17.1. For any Products which are found by Celestica not to contain any defect or not to be covered by the warranty in Section 17.1 after being analyzed and tested using Celestica's standard repair procedures, Celestica shall document to Customer its service charges for each Product analyzed and, with such documentation, include an invoice to Customer which includes, for each Product analyzed, a charge in the amount of the lesser of: (i) the Price paid by Customer for the applicable Product, and (ii) (**). Where a Product is to be replaced by Celestica, title to the replaced Product shall pass from Customer to Celestica on delivery to Celestica, and title to the replacement Product will pass from Celestica to Customer on delivery to Customer pursuant to Section 5.1.

17.3   The warranty provided in Section 17.1 shall not apply to:

       (a) Products which have been misused, modified, damaged, placed in an unsuitable physical or operating environment or maintained improperly or caused to fail by any product or service not supplied by Celestica;

       (b) Products which have been subjected to any repair not authorized in writing in advance by Celestica;

       (c) any defect caused by Customer or a third party or by an error or omission or design or other fault in any Customer Information;

       (d) any defect caused by, or arising directly or indirectly out of or in connection with, a defect in a Material or Materials;

       (e) prototypes and pre-production or pilot versions of Products, which will be supplied "as is" without warranty of any kind; or

       (f) Products for which Celestica has not performed the standard inspection and test procedure at the request of the Customer.

17.4 To the extent permissible, Celestica shall extend to Customer the benefit of any warranties provided to Celestica by the vendors or manufacturers of Material, and upon request by Customer Celestica shall use all commercially reasonable efforts to cause such Material vendors or manufacturers to extend any such warranties to Customer for periods comparable to the periods of the warranties offered by Customer to its customers. If any vendor or manufacturer of Material is determined to have supplied a defective item of Material that results in Product failure or a warranty claim against Customer by any of its customers, Celestica agrees to assist Customer in its efforts to resolve with such vendor or manufacturer any quality issues and claims for Losses against such vendor or manufacturer.

17.5 If during (**) under this Agreement Customer notifies Celestica that it has a good faith belief that all or specific Products are defective and that an Epidemic Condition (as defined below) exists, Celestica shall prepare and forward to Customer a proposed corrective action plan ("CAP") with respect to such Products within ten (10) days of such notification, addressing implementation and procedure milestones for remedying such Epidemic Condition. Notwithstanding anything to the contrary in this Agreement, if Customer's customers postpone orders for Products affected by the Epidemic Condition, upon notification of the Epidemic Condition to Celestica, Customer shall have the right, without any liability hereunder to Celestica, to postpone delivery of all or part of any unshipped Orders for the Products affected by such Epidemic Condition until such Epidemic Condition has been remedied by Celestica, by giving written notice of such postponement to Celestica. If Celestica is unable to implement the CAP within the time period specified therein and if Customer's customers cancel orders for Products affected by the Epidemic Condition, Customer shall have the right, without any liability to Celestica under Section 8.1, to cancel Orders for the Products intended to be delivered in respect of such cancelled orders; provided that Customer shall remain liable to Celestica in accordance with Article 16 for all costs associated with any Obsolete Materials and/or Excess
       Materials that arise as a result of any such cancellation. Should Celestica not agree to the existence of an Epidemic Condition or should Customer not agree to the CAP, then Celestica shall have the right to suspend all or part of its unshipped Orders without liability to Customer until such time as a mutually acceptable solution is reached.

17.6 An Epidemic Condition in one or more Products will be considered to exist when at least one of the following conditions exists and such condition (or conditions) is (or are) due to the same root cause and is (or are) caused by Celestica's workmanship of the relevant Products:

       (a) failure reports or statistical samplings show that (**) or more of Products shipped to end users by Customer or (**) or more of the Products shipped to Customer by Celestica during any two consecutive months contain identical verifiable defects or exhibit a highly objectionable symptom such as visible emissions of smoke or overheating under specified operating conditions; or

       (b) Product dead on arrival ("DOA") failures exceed a rate of (**) of a sequentially delivered volume of at least (**) identical Products over the course of a (**) period. For purposes of this Agreement, a Product DOA failure shall not be deemed to have occurred unless (i) the Product fails to operate as required by the Specifications during testing, installation or upon its first use, and (ii) Celestica has subsequently verified the failure using the in-circuit test or functional test procedures applied during manufacture of the Product as required by the Specifications for such Product.

       Notwithstanding anything to the contrary herein, only major functional and visual, mechanical or appearance defects shall be considered in determining whether an Epidemic Condition exists, and an Epidemic Condition shall not include failures due to misapplication, alteration of a Product Customer, failures induced by internally or externally integrated subassemblies not approved by Celestica, or which are due to any of the causes set out in Section 17.3.

17.7 In the event that Celestica develops a remedy for the defect(s) that caused the Epidemic Condition and Customer agrees in writing that the remedy is acceptable, Celestica shall, at its sole expense:

       (a)    incorporate  the  remedy in the  Products  evidencing  the  defect
              giving  rise  to  the  Epidemic   Condition  in  accordance   with
              Customer's instruction;

       (b) include the required modification which corrects the defect in all subsequent Products; and

       (c) repair and/or replace Products that caused the Epidemic Condition. Celestica shall bear risk of in-transit loss and damage for such repaired and/or replaced Products.

17.8 Celestica and Customer shall agree on an implementation schedule for the CAP, and Celestica shall use reasonable commercial efforts to implement the remedy in accordance with the agreed-upon schedule. In connection with the preparation of a CAP by Celestica, (**).

17.9 If Celestica and Customer are unable to (**), the matter shall be referred to the Dispute resolution procedure set out in Section 25.1.

17.10 EXCEPT FOR CELESTICA'S INDEMNITY OBLIGATIONS SET FORTH IN SECTION 19.3, THIS ARTICLE 17 SETS OUT CELESTICA'S SOLE OBLIGATION AND LIABILITY, AND CUSTOMER'S EXCLUSIVE REMEDIES, FOR CLAIMS BASED ON DEFECTS IN OR THE FAILURE OF ANY PRODUCT OR SERVICE AND CELESTICA HEREBY DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND CONDITIONS, EXPRESS OR IMPLIED, REGARDING THE PRODUCTS MANUFACTURED AND THE SERVICES PERFORMED HEREUNDER INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

18.    CUSTOMER WARRANTY

18.1 Customer warrants that to the best of Customer's knowledge the Customer Information and any other items or information supplied by Customer to Celestica are accurate and contain all items and information of Customer necessary for Celestica to manufacture and deliver the Products and perform the Services.

18.2 Celestica shall promptly notify Customer of any manufacturing problems which it encounters and believes are related to Product design or any Customer Information. The parties shall jointly determine whether such manufacturing problems are attributable to Product design or any Customer Information. Where such problems are attributable to Customer Information, Customer shall be responsible for all costs incurred by Celestica to correct such problems. Celestica shall not implement any changes to any Product design or any Customer Information without Customer's prior approval. Where any such changes result in the delay of any scheduled delivery date for a Product, Celestica shall have no liability for such delay and Customer may not cancel any Orders for Products affected thereby.

19.    INDEMNIFICATION

19.1 Subject to the provisions of Article 23, Customer shall indemnify and hold harmless Celestica and its Affiliates and their successors and permitted assigns (hereinafter referred to as the "Celestica Indemnified Parties") from and against any Losses which the Celestica Indemnified Parties may sustain or incur as a direct result of any Claim brought by or on behalf of a third party (other than an Affiliate of Celestica) where such Claim or Loss arises as a result of, or directly or indirectly out of or in connection with: (a) death or personal injury claimed to have resulted from the negligence or willful misconduct of Customer (provided, however, that where Customer's acts or omissions are adjudicated to be only a contributing factor in such third party Claim, Customer's indemnity shall only relate to the portion of such Claim attributable to Customer's acts or omissions); (b) Celestica's compliance with Customer Information, Customer's manufacturing processes or written instructions given by, or on behalf of, Customer in manufacturing the Products or providing the Services, including without limitation the use of Customer Equipment in the manufacture of Products, except in each case to the extent that any such Losses are attributable to the negligence or willful misconduct of Celestica or its Affiliates; or (c) Claims that the performance by Celestica of its obligations under this Agreement, or that the Products or Specifications or any other information (including Customer Information) or Customer Intellectual Property infringes any Intellectual Property rights of third parties.

19.2 Celestica shall give Customer prompt notice in writing of all claims that are the subject of indemnification under Section 19.1, shall permit Customer to control the defense of any such claim, and shall provide reasonable assistance and co-operation to Customer in the defense of any such claim. Celestica may employ counsel, at its own expense, to assist in the defense of any such claim, but shall have no authority to settle any such claim on behalf of Customer.

19.3 Subject to the provisions of Article 23, Celestica shall indemnify and hold harmless Customer and its Affiliates and their successors and permitted assigns (hereinafter referred to as the "Customer Indemnified Parties") from and against any Losses which the Customer Indemnified Parties may sustain or incur as a direct result of any Claim brought by or on behalf of a third party (other than an Affiliate of Customer) where such Claim or Loss arises as a result of, or directly or indirectly out of or in connection with: (a) death or personal injury claimed to have resulted from the negligence or willful misconduct of Celestica (provided, however, where Celestica's acts or omissions are adjudicated to be only a contributing factor in such third party Claim, Celestica's indemnity shall only relate to the portion of such Claim attributable to Celestica's acts or omissions); or (b) Celestica's unauthorized use of Intellectual Property of Customer or third parties as a result of its use of machines or processes in the manufacture of the Products or the provision of the Services, unless such machines or processes were provided by, or were purported to be provided by, Customer or were based on any Customer Information.

19.4 Customer shall give Celestica prompt notice in writing of claims that are the subject of indemnification under Section 19.3, shall permit Celestica to control the defense of any such claim, and shall provide reasonable assistance and co-operation to Celestica in defense of any such claim. Customer may employ counsel, at its own expense, to assist in the defense of the claim, but Customer shall have no authority to settle any such claim on behalf of Celestica.

20.    CUSTOMER PROPERTY

20.1 All Customer Information may be used by Celestica as required by Celestica for the purposes of performing its obligations under this Agreement and any Orders.

20.2 All Customer Information shall remain Customer's property and shall be treated by Celestica with substantially the same care as it treats its own property of a similar nature but which in no event shall be less than a reasonable amount of care. For certainty, Celestica shall be entitled to retain one copy of all Customer Information, for internal archival purposes.

20.3 Celestica acknowledges that certain Customer Equipment is located at each of the Facilities which was delivered by Customer in trust to Celestica for use in connection with the testing of the Products. Customer shall at all times have and retain title to Customer Equipment. Celestica shall bear all risk of loss or damage to Customer Equipment (except where such loss results from Customer's gross negligence or willful misconduct) and shall insure Customer Equipment against loss, theft or damage for its replacement value and against personal injury and property loss related to the Customer Equipment, and shall be liable to Customer for the replacement value of such Customer Equipment. Celestica shall, at all times during the Term, receive, hold, store and safeguard such Customer
       Equipment and use the Customer Equipment exclusively to manufacture Products for Customer.

20.4 Upon expiration or termination of this Agreement or at any time upon request of Customer, Celestica shall return Customer Equipment to Customer on an "as-is" basis. All freight costs associated with the Customer Equipment shall be the sole responsibility for Customer.

20.5 In order to protect Customer's interest in the Customer Equipment, Celestica agrees, from time to time, at the reasonable request of Customer, to execute documents and instruments, and do other acts and things required by law or, reasonably considered by Customer to be necessary or prudent in order to evidence or perfect Customer's ownership of the Customer Equipment or to protect Customer's ownership interest in the Customer Equipment.

20.6 Customer Equipment shall at all times be subject to inspection by Customer at Customer's sole discretion during normal business hours, upon reasonable notice to Celestica, and subject to Customer's compliance with the confidentiality and safety requirements of the Facility at which the Customer Equipment is located. In addition to its other remedies hereunder and at law, in the event of a breach by Celestica of any provision of this Agreement, then Customer may in its discretion remove any Customer Equipment. Customer shall then have the right to take possession of all Customer Equipment at the Facilities without any liability to Celestica.

20.7 No failure by Celestica to fulfill any of its obligations under this Agreement, which is due to a failure by Customer to provide Celestica with any Customer Equipment necessary for the manufacture and/or testing of Products, shall be deemed to be a breach by Celestica of, or to otherwise affect any measure of, Celestica's performance of its obligations hereunder.

20.8 Except for the costs of routine maintenance, the costs of special maintenance and of calibration and repair of any Customer tooling or Customer Equipment shall at all times be the responsibility of Customer.

20.9 Customer shall be responsible for all Transaction Taxes payable or arising as a result of Celestica having or taking possession, custody or control of Customer Equipment.

21.    CONFIDENTIALITY

21.1 The parties hereto shall hold the terms of this Agreement in confidence and shall not disclose the terms hereof except to: (a) their respective legal and financial advisors; (b) their underwriters and their respective counsel, as part of their due diligence in connection with any offering of securities of such party; (c) their lenders and their counsel, as part of their due diligence in connection with any financings; and (d) stock exchanges, securities commissions or other similar bodies (including in public filings), to the extent required by applicable laws. Neither party shall make any public statements with respect to this Agreement, except as may be required under applicable laws and regulations (including, without limitation, federal securities laws) or with the consent of the other party, which consent will not be unreasonably withheld. In addition, each party will be permitted to respond generally to inquiries regarding its business, provided that it will not disclose specific terms of this Agreement, except as may be required under applicable laws and regulations.

22.    GUARANTEE

22.1 C&D Parent hereby irrevocably and unconditionally guarantees to Celestica, jointly and severally with Customer, the performance by Customer of its obligations under this Agreement including, without limitation, the indemnification obligations of Customer in Section 19.1. Celestica shall not be required to give any notice to, or make any demand on, Customer or to proceed against Customer's assets prior to requiring the performance by C&D Parent of the obligations guaranteed under this
       Section 22.1. C&D Parent agrees that its  obligations  under this Section
       22.1 will not be discharged except by complete performance of all obligations of Customer set forth in this Agreement. C&D Parent hereby agrees, in furtherance of the foregoing and not in limitation of any other right which Celestica may have against C&D Parent by virtue hereof, that upon the failure of Customer to pay or perform any of its obligations when and as the same shall become due hereunder, C&D Parent will, upon demand, pay, perform or cause to be paid or performed all obligations then due as aforesaid.

23.    EXCLUSIONS AND LIMITATION OF LIABILITY

23.1 Subject to the provisions of Section 23.3(a), the total aggregate liability at any time of a party (the "Indemnifying Party") to the other party (the "Indemnified Party"), including, without limitation, (**), whether resulting from claims made by a third party against the Indemnified Party or otherwise, under or in connection with this Agreement, regardless of the form of the action or the theory of recovery, whether related to any single event or a series of related or unrelated events, shall be limited at such time as follows:

       (a) in the case of liability for Losses due to claims for damage to or loss of tangible property, the value of such property, and

       (b) in the case of liability for Losses due to any other claims, to the greater of (i) (**).

23.2 Subject to the provisions of Section 23.3(b), neither party shall have any liability to the other party under or in connection with this Agreement, for any of the following:

       (a) such party's indirect, incidental, collateral, consequential, exemplary, punitive or special damages, including lost profits, regardless of the form of the action or the theory of recovery, even if such party has been advised of the possibility of such damages; or

       (b) Losses due to claims made by third parties against the Indemnified Party, other than Losses that are the subject of indemnification under Article 19.

23.3   (a)    The limitation of  liability set forth in  Section 23.1  shall not apply with respect to any of the following:

              (i) claims relating to amounts for which one party has issued, or is entitled to issue, an invoice to the other party pursuant to this Agreement;

              (ii) claims made by third parties against Celestica that the performance by Celestica of its obligations under this Agreement, the Products or Specifications, or any Customer Information or Intellectual Property supplied or licensed by or on behalf of Customer, infringes any Intellectual Property rights of such third parties;

              (iii)  claims   relating  to  the  breach  by  one  party  of  its
                     obligations under Section 21; and

              (iv) claims relating to the wrongful termination or repudiation of this Agreement or any of the material terms hereof by either party.

       (b) The limitation of liability set forth in Section 23.2 shall not apply with respect to any of the following:

              (i) claims relating to amounts for which one party has issued, or is entitled to issue, an invoice to the other party pursuant to this Agreement;

              (ii) claims made by third parties against Celestica that the performance by Celestica of its obligations under this Agreement, the Products or Specifications, or any Customer Information or Intellectual Property supplied or licensed by or on behalf of Customer, infringes any Intellectual Property rights of such third parties; and

              (iii) claims relating to the wrongful termination or repudiation of this Agreement or any of the material terms hereof by either party.

23.4 Neither party may bring an action under this Agreement more than two (2) years after the cause of action arose.

24.    TERM AND TERMINATION

24.1   This Agreement:

       (a) is effective from the Effective Date and continues for a period of three (3) years from the Effective Date (the "Initial Term") unless terminated in accordance with this Article 24; and

       (b) will automatically renew for additional successive one (1) year terms (each, a "Renewal Term") after the expiration of the Initial Term unless either party delivers to the other, at least ninety
              (90) days prior to the end of the Initial Term or any Renewal Term, as the case may be, written notice to terminate this Agreement at the end of the then current term. The Initial Term, as it may be extended by one or more Renewal Terms is herein referred to as the "Term".

24.2 Either party (the "Terminating Party") may by written notice to the other party (the "Defaulting Party") terminate any Order and/or this Agreement:

       (a) effective immediately upon delivery of such notice, if the Defaulting Party has committed a material breach of any of the terms of this Agreement (which, for certainty, shall not include a failure of Celestica to meet any Performance Metrics) and has failed to remedy the breach within sixty (60) days of receipt of written notice from the Terminating Party requiring it to do so;

       (b) effective immediately upon delivery of such notice, in the circumstances set out in Schedule C;

       (c)    effective  immediately  upon  delivery  of  such  notice,  if  the
              Defaulting Party becomes insolvent, admits in writing its inability to pay its debts as they become due, commits or threatens to commit an act of bankruptcy, is adjudged or declared bankrupt, makes an assignment for the benefit of creditors or a proposal, or institutes any proceedings, or any proceedings are instituted in respect of the Defaulting Party under or any legislation (whether domestic or foreign) relating to bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, winding-up, dissolution or liquidation, or if the Defaulting Party by any act indicates its consent to, approval of or acquiescence in, any such proceedings and such proceedings; or

       (d) effective immediately upon delivery of such notice, if a custodian, liquidator, receiver, receiver and manager, receiver-manager, trustee or any other person with similar powers is appointed for the Defaulting Party or any of its property or assets with or without the Defaulting Party's application or consent;

       and in any such case on termination  pursuant to Section 24.2(a),  (b) or
       (c), the Terminating Party shall have no further obligations to the Defaulting Party except to make payment:

       (a)    of Prices for Product  delivered prior to the date of termination;
              and

       (b) any Excess Material or Obsolete Material which Celestica and its Affiliates then have on hand or on order at the time of any termination of this Agreement or the expiry of the Term, or which arises as a result of such termination or expiry, less any amount owing to the Terminating Party under this Agreement.

24.3 The terms of Article 8 shall apply to any Orders cancelled as a result of termination pursuant to this Article 24 or the expiry of the Term, and subject to Section 24.4 the terms of Article 16 shall apply to any Obsolete Material which Celestica and its Affiliates then have on hand or on order at the time of any termination of this Agreement or the expiry of the Term, or which arises as a result of such termination or expiry.

24.4 Notwithstanding anything to the contrary in Article 16, if Celestica has any Obsolete Material on hand or on order at the time of termination of this Agreement or the expiry of the Term (or if any Obsolete Material arises as a result thereof), for a period of 60 days from the effective date of termination of the Agreement or expiry of the Term, Customer shall not be required to purchase such Obsolete Material from Celestica, provided that at the end of such 60-day period Customer shall purchase any remaining Obsolete Material that has not been consumed by Celestica in the ordinary course of its business, in accordance with the provisions of Article 16.

24.5 Celestica shall be entitled at its option to perform all accepted Orders placed prior to the termination of this Agreement, and the terms of this Agreement shall continue to apply to such Orders. Furthermore, unless otherwise agreed in writing between the parties, the terms and conditions of this Agreement shall remain in effect during and after the Term and shall continue to govern any Orders issued by Customer.

24.6 Any rights or obligations under this Agreement which by their nature continue after termination of this Agreement shall remain in effect until they are completed.

24.7 Upon termination of this Agreement or the expiry of the Term and subject to agreement of the parties on reasonable compensation to be paid by Customer to Celestica (if any), Celestica shall provide such assistance (including necessary technical support) as may be reasonably requested by Customer to accomplish the orderly transition of the Customer Equipment and the manufacturing services provided hereunder to Customer or to a third party designated by Customer.

25.    GENERAL

25.1 This Section 25.1 shall apply to all disputes, claims or controversies arising out of or in any way connected with or arising from this Agreement, its performance or breach, any failure of the parties to reach agreement with respect to matters provided for in this Agreement, and all matters of dispute relating to the rights and obligations of the parties (each, a "Dispute"). Prior to the initiation of any legal proceeding with respect to a Dispute, the parties shall cause their respective Project Managers to attempt to resolve the Dispute. If the Project Managers cannot resolve the Dispute within ten (10) days of the Dispute being submitted to them, the Dispute shall be referred to a Vice President of each of the parties. If the Vice Presidents of the parties are unable to resolve the Dispute within twenty (20) days of such Dispute being referred to them, then either party may initiate such legal or other proceedings as may be available to it under applicable law.

25.2 Customer shall comply with all applicable laws and regulations and shall obtain all necessary licences and consents for the resale, import or export of Products under the laws and regulations of each relevant jurisdiction.

25.3 Together with Orders, the attached Schedules and other documents referenced herein, terms of this Agreement constitute the entire agreement between the parties in respect of the subject matter thereof and supersede and exclude all other representations, promises and proposals, whether oral or written relating to the subject matter hereof.

25.4 In the event of any conflict or inconsistency between the terms of any Order or Celestica's acknowledgements, invoices or other related documents or other documents and the terms of this Agreement then the terms of this Agreement shall prevail over such document.

25.5 If any provision or any part thereof contained in any Order or this Agreement is, for any reason, held to be invalid or unenforceable in any respect under the laws of any jurisdiction where enforcement of such provision is sought, such invalidity or unenforceability shall not affect any other provision of such Order or this Agreement and such Order and this Agreement shall be construed as if such invalid or unenforceable provision or part thereof had not been contained therein.

25.6 No purported variation or amendment of this Agreement or any Order shall be valid unless made or confirmed in writing by a duly authorized representative of each party.

25.7 Unless otherwise indicated, all dollar amounts referred to in this Agreement, and all amounts payable under this Agreement, are expressed in and shall be payable in the lawful currency of the United States of America.

25.8 All notices required hereunder must be in writing and sent by prepaid registered mail, by facsimile or by electronic mail or delivered personally to the parties at their respective addresses set out below or to such other address as a party may direct in writing from time to time. A notice shall be deemed to have been given on the date of receipt if sent by prepaid registered mail, on the date of transmission in the case of facsimile or electronic communication or on the date of delivery if it is delivered by hand.

       Notices delivered to Customer shall be delivered to:

               C&D Technologies, Inc.
               3400 East Britannia Drive
               Suite 122
               Tucson, Arizona 85706
               Attention: General Manager
               Fax: (520) 741-4598

       With a copy to:

               C&D Technologies, Inc.
               1400 Union meeting Road
               Blue Bell, Pennsylvania 19422
               Attention: General Counsel
               Fax: (215) 619-7816

       Notices delivered to Celestica shall be delivered to:

               Celestica Hong Kong Limited
               4/F Goldlion Holdings Centre
               13-15 Yuen Shun Circuit
               Siu Lek Yuen
               Shatin, Hong Kong
               Attention: General Manager
               Fax: 852-2772-7948

       With a copy to:

               Celestica International Inc.
               1150 Eglinton Avenue, East
               Toronto, Ontario
               M3C 1H7
               Attention: Corporate Contracts Department
               Fax: (416) 448-5895

25.9 The waiver of any term, condition or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver shall not be construed as a waiver of any other term, condition or provision except as provided in writing, nor a waiver of any subsequent breach of the same term, condition or provision.

25.10 Neither party shall be liable for any delay in performing or for failing to perform any obligations under this Agreement (other than payment obligations) where such failure or delay results from acts of God; inclement weather; fire; explosions; floods; strikes; work stoppages; slow-downs or other industrial disputes; accidents; riots or civil disturbances; acts of government; terrorism; or delays by suppliers or Material shortages or from any cause whatsoever beyond its reasonable control and not due to its own negligence.

25.11 Celestica shall not subcontract any of its obligations under this Agreement to any person (other than an Affiliate of Celestica) without Customer's prior written consent, which shall not be unreasonably withheld or delayed. Celestica may, upon advance written notice to Customer and subject to Section 2.5, subcontract all or a portion of the performance of the Services and any or all of its obligations under this Agreement to any of its Affiliates without the consent of Customer provided that Celestica shall remain liable for any such Affiliate's performance of such Services or obligations.

25.12 This Agreement shall enure to the benefit of, and shall be binding on and enforceable by, the parties hereto and their respective successors and permitted assigns. Neither party may assign this Agreement or any part thereof without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing and, in the case of an assignment by Celestica, subject to the provisions of Section 2.5, either party may assign all or any part of this Agreement to any of its Affiliates without the prior consent of the other party, provided that no such assignment shall relieve the assignor of any of its obligations hereunder.

25.13 The relationship of Celestica and Customer as established under this Agreement and any Order(s) shall be and at all times remain one of independent contractors, and neither party shall at any time nor in any way represent itself as being a dealer, agent or other representative of the other party or as having authority to assume or create obligations or otherwise act in any manner on behalf of the other party.

25.14 The division of this Agreement into Articles and Sections and the insertion of headings in the table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless otherwise specified, any reference herein to an Article, Section or Schedule refers to the specified Article or Section of, or Schedule to, this Agreement.

25.15 This Agreement and all transactions under it shall be governed by the laws of the State of New York, USA exclusive of any provisions of the United Nations Convention on the International Sale of Goods and without regard to principles of conflict of laws. The parties submit to the non-exclusive jurisdiction of the courts of the State of New York, USA. The parties expressly waive any right they may have to a jury trial and agree that any proceedings under this Agreement shall be tried by a judge without a jury.

AGREED TO BY THE DULY AUTHORIZED REPRESENTATIVES OF THE PARTIES AS OF THE DATE FIRST SET FORTH ABOVE:

                                          DYANAMO POWER SYSTEM (USA) LLC


                                          by   /s/ Robert T. Marley
                                              ----------------------------------
                                               Name:  Robert T. Marley
                                               Title: Treasurer


                                              ----------------------------------
                                               Name:
                                               Title:



                                          CELESTICA HONG KONG LIMITED


                                          by   /s/ Monica Fung
                                              ----------------------------------
                                               Name:  Monica Fung
                                               Title: Director



                                          C&D TECHNOLOGIES INC.


                                          by   /s/ Robert T. Marley
                                              ----------------------------------
                                               Name:  Robert T. Marley
                                               Title: Vice President, Treasurer


                                              ----------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE A


                        PRODUCT LIST AND DPPM THRESHOLDS





                             [SEE EXCEL SPREADSHEET]


"(**)" indicates portion deleted pursuant to the Company's application requesting grant of confidential treatment.

Power Products with Demand Since Q4, 2003

---------------------------------------- ---------- ------------
                                                       Last
                  P/N                                 Quarter
                                           Plant    with Demand          Power Type         DPPM
---------------------------------------- ---------- ------------     -----------------------------

073-20783-04-E-C                            CSU       Q12004                DC-DC           (**)
073-20783-04-E-D                            CSU       Q12004                DC-DC           (**)
073-20783-04-E-E                            CSU       Q12004                DC-DC           (**)
073-20795-03U-F-A                           CSU       Q12004                DC-DC           (**)
073-20803-06-B-A                            CSU       Q12004            No production       (**)
073-20803-06-B-D                            CSU       Q12004            No production       (**)
073-20805-06-B-A                            CSU       Q12004                DC-DC           (**)
073-20805-06-B-D                            CSU       Q12004                DC-DC           (**)
073-20805-06-C-A                            CSU       Q12004                DC-DC           (**)
073-20808-10-C-A                            CSU       Q12004                DC-DC           (**)
073-20813-01-F-B                            CSU       Q12004                DC-DC           (**)
073-20813-50-A-A                            CTH       Q12004            No production       (**)
073-20814-02-F-B                            CSU       Q12004                DC-DC           (**)
073-20821-05                                CSU       Q12004                DC-DC           (**)
073-20829-20-A-A                            CSU       Q12004                DC-DC           (**)
073-20829-20-A-A1                           CSU       Q12004                DC-DC           (**)
073-20830-02-C-C                            CSU       Q12004            No production       (**)
073-20830-60-A-A                            CTH       Q12004            No production       (**)
073-20830-80-A-A                            CTH       Q12004            No production       (**)
073-20831-02-C-B                            CSU       Q12004            No production       (**)
073-20831-60-A-A                            CTH       Q12004            No production       (**)
073-20831-80-A-A                            CTH       Q12004            No production       (**)
073-20832-02-NPI                            CSU       Q12004                DC-DC           (**)
073-20832-60-A-A                            CSU       Q12004                DC-DC           (**)
073-20832-80-A-A                            CTH       Q12004            No production       (**)
073-20833-03-M-B                            CTH       Q12004            No production       (**)
073-20834-03-J-D                            CTH       Q12004            No production       (**)
073-20840-03-C-A                            CSU       Q12004                DC-DC           (**)
073-20840-21-D-A1                           CSU       Q12004                DC-DC           (**)
073-20842-03-D-B                            CSU       Q12004                DC-DC           (**)
073-20842-03-E-A                            CSU       Q12004                DC-DC           (**)
073-20842-03-E-B                            CSU       Q12004                DC-DC           (**)
0732084203VES-10-A                          CSU       Q12004                DC-DC           (**)
073-20842-04                                CSU       Q12004                DC-DC           (**)
073-20849-05-A-A                            CTH       Q12004            No production       (**)
0732085002VES-06-A                          CSU       Q12004            No production       (**)
073-20851-60                                CSU       Q12004                DC-DC           (**)
073-20858-04-A-A                            CSU       Q12004                DC-DC           (**)
0732085804VES-02-A                          CSU       Q12004                DC-DC           (**)
073-20859-40                                CSU       Q12004                DC-DC           (**)
0732087201VES-03-A                          CSU       Q12004            No production       (**)
0732087302VES-04-A                          CSU       Q12004            No production       (**)
115CPWS-08-D                                CSU       Q12004                AC-DC           (**)
123840C-59-31-A                             CTH       Q12004                AC-DC           (**)
123840CFRU-59-57-A                          CTH       Q12004                AC-DC           (**)
123840CPWS-60-A                             CTH       Q12004                AC-DC           (**)
16763CPWS-05-A                              CSU       Q12004                AC-DC           (**)
248480CVES-B-C                              CTH       Q12004            No production       (**)
271944CEZS-03-A                             CSU       Q12004            No production       (**)
285122CVES-B-C                              CTH       Q12004                DC-DC           (**)
304020CVES                                  CSU       Q12004            No production       (**)
320160CVES-A-C                              CTH       Q12004            No production       (**)
43063CFRU-4-5-A                             CTH       Q12004                DC-DC           (**)
43063CPWS-4-E                               CTH       Q12004                DC-DC           (**)
43063CPWS-4-F                               CTH       Q12004                DC-DC           (**)
47243C-16-16-A                              CTH       Q12004                AC-DC           (**)
47243C-17-38-A                              CTH       Q12004                AC-DC           (**)


47243CPWS-11-A                              CTH       Q12004                AC-DC           (**)
47243CPWS-11-D                              CTH       Q12004                AC-DC           (**)
56K02390PWS                                 CSU       Q12004                AC-DC           (**)
9744CPWS-10-A                               CSU       Q12004                AC-DC           (**)
AP08883PWS-01-A                             CSU       Q12004                AC-DC           (**)
AP10205PWS-07-A                             CSU       Q12004            No production       (**)
AP10248PWS-01-A                             CSU       Q12004                AC-DC           (**)
AP102614PWS-01-A                            CSU       Q12004                AC-DC           (**)
AP114311PWS-01-A                            CSU       Q12004                AC-DC           (**)
AP11913PWS-01-A                             CSU       Q12004                AC-DC           (**)
AP1191FRU3PWS-01-A                          CSU       Q12004                AC-DC           (**)
EHS020015BD0-3PWS                           CSU       Q12004                DC-DC           (**)
EHS0200180C0-3PWS                           CSU       Q12004                DC-DC           (**)
EHS0200250C0-2PWS                           CSU       Q12004                DC-DC           (**)
HHS0045200C0-2-1C                           CSU       Q12004                DC-DC           (**)
HHS004520AC0-1-1C                           CSU       Q12004                DC-DC           (**)
JC015413PWS-01-A                            CSU       Q12004                AC-DC           (**)
QHS0400250C0-1-2A                           CSU       Q12004                DC-DC           (**)
RH125916PWS-1-D                             CTH       Q12004            No production       (**)
RH127314PWS-1-A                             CTH       Q12004            No production       (**)
RH12855PWS-1-A                              CTH       Q12004                DC-DC           (**)
RH12856PWS-1-C                              CTH       Q12004                DC-DC           (**)
RH12858PWS-7-A                              CTH       Q12004                DC-DC           (**)
RH12859PWS-8-1-A                            CTH       Q12004                DC-DC           (**)
RH1285FRUCPWS-7-A                           CTH       Q12004                DC-DC           (**)
RH13237PWS-3-A                              CTH       Q12004                DC-DC           (**)
RH13237PWS-6-A                              CTH       Q12004                DC-DC           (**)
RH13238PWS-7-1-A                            CTH       Q12004                DC-DC           (**)
RH1323FRUBPWS-6-A                           CTH       Q12004                DC-DC           (**)
RH13287PWS-5-A                              CTH       Q12004                DC-DC           (**)
RH13287PWS-5-B                              CTH       Q12004                DC-DC           (**)
RH13425PWS-5-A                              CTH       Q12004                DC-DC           (**)
RH13622PWS-7-A                              CTH       Q12004                DC-DC           (**)
RH13632PWS-5-A                              CTH       Q12004                DC-DC           (**)
RH13652PWS-6-A                              CTH       Q12004                DC-DC           (**)
RH13652PWS-6-B                              CTH       Q12004                DC-DC           (**)
073-20805-60                                CSU       Q22004                DC-DC           (**)
073-20813-50                                CSU       Q22004                DC-DC           (**)
0732081402VES-12-A                          CSU       Q22004                DC-DC           (**)
0732082105VES-10-A                          CSU       Q22004                DC-DC           (**)
073-20829-20                                CSU       Q22004                DC-DC           (**)
073-20840-21                                CSU       Q22004                DC-DC           (**)
0732084205VES-01-A                          CSU       Q22004                DC-DC           (**)
073-20850-03                                CSU       Q22004            No production       (**)
0732085403VES-02-A                          CSU       Q22004                DC-DC           (**)
073-20859-20                                CSU       Q22004                DC-DC           (**)
073-20862-20                                CSU       Q22004            No production       (**)
0732086411VES-01-A                          CSU       Q22004                DC-DC           (**)
073-20864-20                                CSU       Q22004                DC-DC           (**)
073-20864-40                                CSU       Q22004                DC-DC           (**)
073-20868-40                                CSU       Q22004                DC-DC           (**)
123840CPWS-60-B                             CTH       Q22004                AC-DC           (**)
1301862EZS-02-A                             CSU       Q22004                AC-DC           (**)
1301867EZS-02-A                             CSU       Q22004                AC-DC           (**)
1301898EZS-01-A                             CSU       Q22004                AC-DC           (**)
1303230EZS-01-A                             CSU       Q22004                AC-DC           (**)
1303303EZS-01-A                             CSU       Q22004                AC-DC           (**)
1305620EZS-04-A                             CSU       Q22004                AC-DC           (**)
160K44650PWS-02-A                           CSU       Q22004                AC-DC           (**)
166980CPWS-07-A                             CSU       Q22004                AC-DC           (**)
16749CPWS-06-B                              CSU       Q22004                AC-DC           (**)
248480CVES                                  CSU       Q22004            No production       (**)
285122CVES-C-A                              CTH       Q22004                DC-DC           (**)


304020CVES-01-A                             CSU       Q22004            No production       (**)
304061CVES                                  CSU       Q22004            No production       (**)
325360CVES-05-A                             CSU       Q22004            No production       (**)
333283CEZS-03-A                             CSU       Q22004            No production       (**)
333350CEZS-04-A                             CSU       Q22004            No production       (**)
333464CEZS-01-A                             CSU       Q22004            No production       (**)
AP0877PWS                                   CSU       Q22004                AC-DC           (**)
AP0888FRU3PWS-01-A                          CSU       Q22004                AC-DC           (**)
AP101316PWS-01-A                            CSU       Q22004                AC-DC           (**)
AP10206PWS-01-A                             CSU       Q22004                AC-DC           (**)
AP102614PWS                                 CSU       Q22004                AC-DC           (**)
AP114312PWS-01-A                            CSU       Q22004            No production       (**)
AP1172FRU1PWS-04-A                          CSU       Q22004                AC-DC           (**)
AP118912PWS                                 CSU       Q22004                AC-DC           (**)
AP1193FRUAPWS-01-A                          CSU       Q22004                AC-DC           (**)
AP1198FRUAPWS                               CSU       Q22004                AC-DC           (**)
HHS0045200C0-2-5A                           CSU       Q22004                DC-DC           (**)
HHS0045200C0-2PWS                           CSU       Q22004                DC-DC           (**)
HHS004520AC0-1PWS                           CSU       Q22004                DC-DC           (**)
JC015414PWS                                 CSU       Q22004                AC-DC           (**)
QHS0121200D0-2-1A                           CSU       Q22004                DC-DC           (**)
QHS0250250C0-Q4PWS                          CSU       Q22004                DC-DC           (**)
QHS0250330C0-Q6-1A                          CSU       Q22004                DC-DC           (**)
QHS0400250C0-1PWS                           CSU       Q22004                DC-DC           (**)
QHS0500150D0-1-3A                           CSU       Q22004                DC-DC           (**)
RH1285APWS-9-A                              CTH       Q22004                DC-DC           (**)
RH1285FRUEPWS-9-A                           CTH       Q22004                DC-DC           (**)
RH13239PWS-8-B                              CTH       Q22004                DC-DC           (**)
RH1323FRUDPWS-8-B                           CTH       Q22004                DC-DC           (**)
RH13373PWS-02-A                             CSU       Q22004                AC-DC           (**)
RH13425PWS-5-B                              CTH       Q22004                DC-DC           (**)
0732078304VES-04-A                          CSU       Q32004                DC-DC           (**)
0732079503UVS-08-A                          CSU       Q32004                DC-DC           (**)
073-20805-06                                CSU       Q32004                DC-DC           (**)
0732081301VES-04-A                          CSU       Q32004                DC-DC           (**)
073-20821-50                                CSU       Q32004                DC-DC           (**)
0732082904VES-07-A                          CSU       Q32004                DC-DC           (**)
073-20833-03-N-A                            CTH       Q32004                DC-DC           (**)
073-20834-03-M-A                            CTH       Q32004                DC-DC           (**)
0732084003VES-01-A                          CSU       Q32004                DC-DC           (**)
073-20849-05-D-A                            CTH       Q32004                DC-DC           (**)
073-20849-06-A-A                            CTH       Q32004                DC-DC           (**)
0732085160VES-05-A                          CSU       Q32004                DC-DC           (**)
073-20854-03                                CSU       Q32004                DC-DC           (**)
0732085804VES-05-A                          CSU       Q32004                DC-DC           (**)
0732087201VES-04-A                          CSU       Q32004            No production       (**)
123840CFRUPWS-60-B                          CTH       Q32004                AC-DC           (**)
123840CPWS-60-C                             CTH       Q32004                AC-DC           (**)
123840CPWS-60-D                             CTH       Q32004                AC-DC           (**)
125446CPWS-13-A                             CTH       Q32004                AC-DC           (**)
1300530EZS-02-A                             CSU       Q32004                AC-DC           (**)
1301193EZS-02-A                             CSU       Q32004                AC-DC           (**)
1301341EZS-04-A                             CSU       Q32004                AC-DC           (**)
1301345EZS-04-A                             CSU       Q32004                AC-DC           (**)
1301423EZS-04-A                             CSU       Q32004                AC-DC           (**)
1301470EZS-04-A                             CSU       Q32004                AC-DC           (**)
1301682EZS-02-A                             CSU       Q32004                AC-DC           (**)
1301684EZS-01-A                             CSU       Q32004                AC-DC           (**)
1301748EZS-04-A                             CSU       Q32004                AC-DC           (**)
1301804EZS-03-A                             CSU       Q32004                AC-DC           (**)
1301918EZS-03-A                             CSU       Q32004                AC-DC           (**)
1301961EZS-01-A                             CSU       Q32004                AC-DC           (**)
1301967EZS-02-A                             CSU       Q32004                AC-DC           (**)


1302629EZS-04-A                             CSU       Q32004                AC-DC           (**)
1302696EZS-04-A                             CSU       Q32004                AC-DC           (**)
1302949EZS-02-A                             CSU       Q32004                AC-DC           (**)
1303107EZS-01-A                             CSU       Q32004                AC-DC           (**)
1303113EZS-02-A                             CSU       Q32004                AC-DC           (**)
1303154EZS-01-A                             CSU       Q32004                AC-DC           (**)
1303177EZS-02-A                             CSU       Q32004                AC-DC           (**)
1303193EZS-03-A                             CSU       Q32004                AC-DC           (**)
1303197EZS-04-A                             CSU       Q32004                AC-DC           (**)
1303239EZS-01-A                             CSU       Q32004                AC-DC           (**)
1303275EZS-02-A                             CSU       Q32004                AC-DC           (**)
1303281EZS-02-A                             CSU       Q32004                AC-DC           (**)
1303282EZS-03-A                             CSU       Q32004                AC-DC           (**)
1303298EZS-01-A                             CSU       Q32004                AC-DC           (**)
1303299EZS-01-A                             CSU       Q32004                AC-DC           (**)
1303318EZS-01-A                             CSU       Q32004                AC-DC           (**)
1303357EZS-04-A                             CSU       Q32004                AC-DC           (**)
1303365EZS-03-A                             CSU       Q32004                AC-DC           (**)
1303393EZS-02-A                             CSU       Q32004                AC-DC           (**)
1303476EZS-03-A                             CSU       Q32004                AC-DC           (**)
1304172EZS-06-A                             CSU       Q32004                AC-DC           (**)
1306355EZS-03-A                             CSU       Q32004                AC-DC           (**)
1306381EZS-04-A                             CSU       Q32004                AC-DC           (**)
1310693EZS-01-A                             CSU       Q32004                AC-DC           (**)
1312839EZS-02-A                             CSU       Q32004                AC-DC           (**)
248480CVES-01-A                             CSU       Q32004            No production       (**)
259566CEZS-01-A                             CSU       Q32004            No production       (**)
271944CEZS-06-A                             CSU       Q32004            No production       (**)
278155CEZS-01-A                             CSU       Q32004            No production       (**)
278161CEZS-01-A                             CSU       Q32004            No production       (**)
278180CEZS-01-A                             CSU       Q32004            No production       (**)
278340CEZS-01-A                             CSU       Q32004            No production       (**)
278360CEZS-06-A                             CSU       Q32004            No production       (**)
278400CEZS-01-A                             CSU       Q32004            No production       (**)
278420CEZS-01-A                             CSU       Q32004            No production       (**)
278440CEZS-01-A                             CSU       Q32004            No production       (**)
279560CEZS-01-A                             CSU       Q32004            No production       (**)
283760CEZS-01-A                             CSU       Q32004            No production       (**)
285122CVES-C-B                              CTH       Q32004                DC-DC           (**)
288291CEZS-03-A                             CSU       Q32004            No production       (**)
288560CEZS-01-A                             CSU       Q32004            No production       (**)
288660CEZS-01-A                             CSU       Q32004            No production       (**)
288680CEZS-01-A                             CSU       Q32004            No production       (**)
289700CEZS-01-A                             CSU       Q32004            No production       (**)
290441CEZS-01-A                             CSU       Q32004            No production       (**)
290500CEZS-01-A                             CSU       Q32004            No production       (**)
290520CEZS-01-A                             CSU       Q32004            No production       (**)
290541CEZS-01-A                             CSU       Q32004            No production       (**)
300221CVES                                  CSU       Q32004            No production       (**)
333300CEZS-01-A                             CSU       Q32004            No production       (**)
341000303PBS-02-A                           CSU       Q32004                AC-DC           (**)
3N02346010CES-02-A                          CSU       Q32004                AC-DC           (**)
43063CFRUPWS-4-D                            CTH       Q32004                DC-DC           (**)
43063CPWS-4-G                               CTH       Q32004                DC-DC           (**)
47243CFRUPWS-19-1A                          CTH       Q32004                AC-DC           (**)
47243CPWS-19-1A                             CTH       Q32004                AC-DC           (**)
AP0927PWS                                   CSU       Q32004                AC-DC           (**)
AP0979CPWS-01-A                             CSU       Q32004                AC-DC           (**)
AP0979FRUCPWS-01-A                          CSU       Q32004                AC-DC           (**)
AP101413PWS-03-D                            CSU       Q32004                AC-DC           (**)
AP1018APWS-01-A                             CSU       Q32004                AC-DC           (**)
AP1019APWS-01-A                             CSU       Q32004                AC-DC           (**)
AP10206PWS-02-A                             CSU       Q32004                AC-DC           (**)


AP10214PWS                                  CSU       Q32004                AC-DC           (**)
AP10248PWS-01-B                             CSU       Q32004                AC-DC           (**)
AP102614PWS-01-B                            CSU       Q32004                AC-DC           (**)
AP1045BPWS-01-A                             CSU       Q32004                AC-DC           (**)
AP114314PWS-01-A                            CSU       Q32004                AC-DC           (**)
AP1169FRUAPWS                               CSU       Q32004                AC-DC           (**)
AP1183CPWS-03-B                             CSU       Q32004                AC-DC           (**)
AP1190CPWS-01-A                             CSU       Q32004                AC-DC           (**)
AP1190FRUCPWS-01-A                          CSU       Q32004                AC-DC           (**)
AP11913PWS-01-B                             CSU       Q32004                AC-DC           (**)
AP1191FRU3PWS-01-B                          CSU       Q32004                AC-DC           (**)
AP1193APWS-01-A                             CSU       Q32004                AC-DC           (**)
AP1195FRUPWS                                CSU       Q32004                AC-DC           (**)
AP1204FRUAPWS                               CSU       Q32004                AC-DC           (**)
AP1244FRUBPWS                               CSU       Q32004                AC-DC           (**)
AP1255FRUAPWS                               CSU       Q32004                AC-DC           (**)
EHS0200150C0-4-1A                           CSU       Q32004                DC-DC           (**)
EHS020015BD0-3-2A                           CSU       Q32004                DC-DC           (**)
EHS0200180C0-2-1C                           CSU       Q32004                DC-DC           (**)
EHS0200180D0-2PWS                           CSU       Q32004                DC-DC           (**)
HEQB124812-2PWS                             CSU       Q32004                DC-DC           (**)
HHS0045200B0-2-3A                           CSU       Q32004                DC-DC           (**)
HHS004520AB0-1-4A                           CSU       Q32004                DC-DC           (**)
JC015416PWS-01-A                            CSU       Q32004                AC-DC           (**)
QHS0121200D0-2PWS                           CSU       Q32004                DC-DC           (**)
QHS0250330B0-1PWS                           CSU       Q32004                DC-DC           (**)
QHS0250330C0-1-1A                           CSU       Q32004                DC-DC           (**)
QHS0400250C0-1-3A                           CSU       Q32004                DC-DC           (**)
QHS040025AC0-1-1A                           CSU       Q32004                DC-DC           (**)
QHS0500150D0-2PWS                           CSU       Q32004                DC-DC           (**)
QHS0550120B0-1-1A                           CSU       Q32004                DC-DC           (**)
RH1264FRUBPWS                               CSU       Q32004                AC-DC           (**)
RH1285BPWS-10-C                             CTH       Q32004                DC-DC           (**)
RH1285BPWS-10-CSU1                          CTH       Q32004                DC-DC           (**)
RH13053PWS                                  CSU       Q32004                AC-DC           (**)
RH1323APWS-10-A                             CTH       Q32004                DC-DC           (**)
RH1323APWS-9-B                              CTH       Q32004                DC-DC           (**)
RH1323APWS-9-CSU1                           CTH       Q32004                DC-DC           (**)
RH13287PWS-5-C                              CTH       Q32004                DC-DC           (**)
RH13287PWS-7-A                              CTH       Q32004                DC-DC           (**)
RH13425PWS-5-C                              CTH       Q32004                DC-DC           (**)
RH13425PWS-7-A                              CTH       Q32004                DC-DC           (**)
RH13532PWS-02-A                             CSU       Q32004                AC-DC           (**)
RH13543PWS                                  CSU       Q32004            No production       (**)
RH13622PWS-7-C                              CTH       Q32004                DC-DC           (**)
RH13622PWS-9-A                              CTH       Q32004                DC-DC           (**)
RH13632PWS-5-C                              CTH       Q32004                DC-DC           (**)
RH13632PWS-7-A                              CTH       Q32004                DC-DC           (**)
RH13652PWS-6-C                              CTH       Q32004                DC-DC           (**)
RH13652PWS-8-A                              CTH       Q32004                DC-DC           (**)
073-20795-03U-E-B                           CSU       Q42003                DC-DC           (**)
073-20814-02-E-A                            CSU       Q42003                DC-DC           (**)
073-20821-03-E-B                            CSU       Q42003                DC-DC           (**)
073-20829-03-B-A                            CSU       Q42003                DC-DC           (**)
073-20834-03-J-C                            CTH       Q42003            No production       (**)
073-20840-03-A-A                            CSU       Q42003                DC-DC           (**)
073-20840-20-D-A2                           CTH       Q42003            No production       (**)
073-20840-21-B-AA                           CTH       Q42003            No production       (**)
073-20842-04-A-A                            CSU       Q42003                DC-DC           (**)
073-20849-04-D-A                            CTH       Q42003                AC-DC           (**)
123840C-59-57-A                             CTH       Q42003            No production       (**)
1301919EZS-03-A                             CSU       Q42003                AC-DC           (**)
1303193EZS-01-A                             CSU       Q42003                AC-DC           (**)


1303357EZS-02-A                             CSU       Q42003                AC-DC           (**)
1304172EZS-04-A                             CSU       Q42003                AC-DC           (**)
160K39170PWS-02-A                           CSU       Q42003                AC-DC           (**)
164541CVES-A-G                              CTH       Q42003            No production       (**)
166980CPWS-05-A                             CSU       Q42003                AC-DC           (**)
278360CEZS-01-A                             CSU       Q42003            No production       (**)
288291CEZS-01-A                             CSU       Q42003            No production       (**)
294456CVES-C-B                              CTH       Q42003            No production       (**)
304020CVES-A-A                              CTH       Q42003            No production       (**)
314065CVES-A-A                              CTH       Q42003            No production       (**)
320160CVES-A-B                              CTH       Q42003            No production       (**)
43063C-4-14-A                               CTH       Q42003                DC-DC           (**)
43063CFRUPWS-4-B                            CTH       Q42003                DC-DC           (**)
47243CFRUPWS-5-A                            CTH       Q42003                AC-DC           (**)
75001013385PS-09-A                          CSU       Q42003         No production          (**)
7509770997APWS                              CSU       Q42003         No production          (**)
750978997PWS                                CSU       Q42003         No production          (**)
AP0888FRUPWS                                CSU       Q42003                AC-DC           (**)
AP0888PWS                                   CSU       Q42003                AC-DC           (**)
AP0951FRUAPWS                               CSU       Q42003                AC-DC           (**)
AP0973FRU1PWS-02-A                          CSU       Q42003                AC-DC           (**)
AP101316PWS                                 CSU       Q42003                AC-DC           (**)
AP101816PWS-05-A                            CSU       Q42003            No production       (**)
AP1021FRU2PWS                               CSU       Q42003                AC-DC           (**)
AP102312PWS-03-A                            CSU       Q42003            No production       (**)
AP10246PWS                                  CSU       Q42003            No production       (**)
AP105012PWS-01-B                            CSU       Q42003                AC-DC           (**)
AP1069FRUAPWS                               CSU       Q42003                AC-DC           (**)
AP1167FRUPWS-04-A                           CSU       Q42003                AC-DC           (**)
AP1173FRUAPWS-02-A                          CSU       Q42003                AC-DC           (**)
AP1205FRUAPWS                               CSU       Q42003                AC-DC           (**)
AP1257FRU1PWS-03-A                          CSU       Q42003                AC-DC           (**)
EHS0100500C0-Q1-2A                          CSU       Q42003                DC-DC           (**)
EHS0150330A0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0150330B0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0150330C0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0150331A0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0150331B0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0150331C0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0200120C0-Q1-3A                          CSU       Q42003            No production       (**)
EHS0200150A0-4-1A                           CSU       Q42003                DC-DC           (**)
EHS0200150B0-4-1A                           CSU       Q42003                DC-DC           (**)
EHS0200151A0-4-1A                           CSU       Q42003                DC-DC           (**)
EHS0200151B0-4-1A                           CSU       Q42003                DC-DC           (**)
EHS0200151C0-4-1A                           CSU       Q42003                DC-DC           (**)
EHS020015BD0-2PWS                           CSU       Q42003                DC-DC           (**)
EHS020015CC0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0200180A0-2-1A                           CSU       Q42003                DC-DC           (**)
EHS0200180B0-2-1B                           CSU       Q42003                DC-DC           (**)
EHS0200180C0-2-1B                           CSU       Q42003                DC-DC           (**)
EHS0200180D0-1PWS                           CSU       Q42003                DC-DC           (**)
EHS0200181A0-2-1A                           CSU       Q42003                DC-DC           (**)
EHS0200181B0-2-1A                           CSU       Q42003                DC-DC           (**)
EHS0200181C0-2-1A                           CSU       Q42003                DC-DC           (**)
EHS0200250C0-1-1A                           CSU       Q42003                DC-DC           (**)
EHS0200250C0-Q2-1B                          CSU       Q42003                DC-DC           (**)
HHS0045200C0-1-1A                           CSU       Q42003                DC-DC           (**)
HHS0045200C0-1-1B                           CSU       Q42003                DC-DC           (**)
HHS0045200C0-2-1A                           CSU       Q42003                DC-DC           (**)
IHQ0000000C0-Q1-2A                          CSU       Q42003            No production       (**)
IHQ0350330C0-Q2-3A                          CSU       Q42003                DC-DC           (**)
ITQ0000001C0-Q1-1A                          CSU       Q42003            No production       (**)
ITQ0400251C0-Q1-1A                          CSU       Q42003                DC-DC           (**)


ITQ0400251C0-Q1-2A                          CSU       Q42003                DC-DC           (**)
JC015412PWS-01-A                            CSU       Q42003                AC-DC           (**)
QHS0121200B0-Q1-2A                          CSU       Q42003                DC-DC           (**)
QHS0121200D0-Q1-2A                          CSU       Q42003                DC-DC           (**)
QHS0250180C0-Q3PWS                          CSU       Q42003                DC-DC           (**)
QHS0250250C0-Q3-11                          CTH       Q42003                DC-DC           (**)
QHS0250250C0-Q3-1A                          CTH       Q42003                DC-DC           (**)
QHS0250330C0-Q5-11                          CTH       Q42003                DC-DC           (**)
QHS0250330C0-Q5PWS                          CSU       Q42003                DC-DC           (**)
QHS0300250C0-Q2-2A                          CSU       Q42003                DC-DC           (**)
QHS0350330B0-1-2A                           CSU       Q42003                DC-DC           (**)
QHS0350331B0-1PWS                           CSU       Q42003                DC-DC           (**)
QHS0400250A0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0400250B0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0400250B0-1-2A                           CSU       Q42003                DC-DC           (**)
QHS0400250C0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0400250C0-1-1B                           CSU       Q42003                DC-DC           (**)
QHS0400251B0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS040025AC0-1PWS                           CSU       Q42003                DC-DC           (**)
QHS0500150B0-1PWS                           CSU       Q42003                DC-DC           (**)
QHS0500150D0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0500151B0-1PWS                           CSU       Q42003                DC-DC           (**)
QHS0500180B0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0500180C0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0500181B0-1-1A                           CSU       Q42003                DC-DC           (**)
QHS0550120B0-1PWS                           CSU       Q42003                DC-DC           (**)
QHS0550120C0-Q1-1A                          CSU       Q42003                DC-DC           (**)
QHS0550121B0-Q1PWS                          CSU       Q42003                DC-DC           (**)
RH125917PWS-1-A                             CTH       Q42003            No production       (**)
RH1265FRU1PWS                               CSU       Q42003                AC-DC           (**)
RH1278BPWS-02-A                             CSU       Q42003            No production       (**)
RH12858PWS                                  CSU       Q42003            No production       (**)
RH12858PWS-3-A                              CTH       Q42003                DC-DC           (**)
RH1295DPWS-01-A                             CSU       Q42003            No production       (**)
RH1307BPWS                                  CSU       Q42003            No production       (**)
RH13237PWS                                  CSU       Q42003            No production       (**)
RH13287PWS-1-B                              CTH       Q42003                DC-DC           (**)
RH13425PWS-1-B                              CTH       Q42003                DC-DC           (**)
RH13622PWS-1-B                              CTH       Q42003                DC-DC           (**)
RH13632PWS-3-A                              CTH       Q42003                DC-DC           (**)
RH13652PWS-1-B                              CTH       Q42003                DC-DC           (**)
RH14031PWS-01-A                             CSU       Q42003            No production       (**)
---------------------------------------- ---------- ------------     -----------------------------



                                                     SCHEDULE B

                                                    SERVICES FEES
                                                    -------------


----------------------------------------------------------- -------------------- ------------------------------
          DESCRIPTION OF SERVICES TO BE PROVIDED                   RATES                  DELIVERABLE
                                                                 (in U.S. $)

----------------------------------------------------------- -------------------- ------------------------------
                  Physical Design/Layout                            (**)                  Gerber Files

----------------------------------------------------------- -------------------- ------------------------------
                    Electrical Design                               (**)

----------------------------------------------------------- -------------------- ------------------------------
                    Mechanical Design                               (**)

----------------------------------------------------------- -------------------- ------------------------------
                   Thermal Engineering                              (**)

----------------------------------------------------------- -------------------- ------------------------------
           Test Hardware Development/Qual/Debug                     (**)

----------------------------------------------------------- -------------------- ------------------------------
       Test Software Development/Enhancement/Debug                  (**)

----------------------------------------------------------- -------------------- ------------------------------
                Re-engineering Consulting                           (**)               Per Customer Spec

----------------------------------------------------------- -------------------- ------------------------------
           Shock testing (to commercial stds.)                      (**)

----------------------------------------------------------- -------------------- ------------------------------
          Vibration testing (to shipping stds.)                     (**)

----------------------------------------------------------- -------------------- ------------------------------
                   PCA cross sectioning                             (**)

----------------------------------------------------------- -------------------- ------------------------------
                    Ion Chromatography                              (**)

----------------------------------------------------------- -------------------- ------------------------------
               X-Ray analysis (Fein Focus)                          (**)

----------------------------------------------------------- -------------------- ------------------------------
       Scanning Electron Microscopy (FE-SEM w/EDX)                  (**)

----------------------------------------------------------- -------------------- ------------------------------
                    Optical Microscopy                              (**)

----------------------------------------------------------- -------------------- ------------------------------
                 Chamber Services (small)                           (**)

----------------------------------------------------------- -------------------- ------------------------------
                Chamber Services (walk-in)                          (**)

----------------------------------------------------------- -------------------- ------------------------------
     Surface Insulation Resistance testing (per IPC)                (**)

----------------------------------------------------------- -------------------- ------------------------------
            Conformance Services (Eng. Effort)                      (**)               Per Customer Spec

----------------------------------------------------------- -------------------- ------------------------------
      Liquid Nitrogen Testing for RH1285BPWS-10C and                (**)
                    RH1285BPWS-10-CSU1
----------------------------------------------------------- -------------------- ------------------------------

                                   SCHEDULE C

                               PERFORMANCE METRICS
                               -------------------



ON-TIME DELIVERY
----------------

In each month, an average of (**) of the Products delivered by Celestica to Customer in such calendar month shall be delivered (as defined in Section 5.1) On-Time. Celestica shall, on a monthly basis, document in writing to Customer its compliance with this Performance Metric in a report the format of which shall be agreed to by Celestica and Customer. If Celestica fails to meet this Performance Metric on more than (**) during the Term, Customer shall, in addition to its other rights and remedies hereunder or at law, (**).

QUALITY
-------

Celestica's quality performance hereunder shall be evaluated on a monthly basis and, accordingly shall be measured by reference to the aggregate amount of Products delivered by Celestica to Customer in any month which (i) conform to the applicable Order; (ii) upon delivery and at all times during Customer's acceptance testing at the time of delivery of the Products, satisfy all of the applicable Specifications; and (iii) upon delivery and at all times during Customer's acceptance testing at the time of delivery of the Products, contain no latent or patent defects in workmanship as compared with the aggregate amount of Products delivered to Customer over the same period. If Customer does not notify Celestica that a Product has failed to satisfy any of the foregoing criteria within (**) days of delivery of such Product by Celestica to Customer, such Product shall be deemed to have satisfied all such criteria.

Celestica agrees that the applicable standard against which Celestica's quality performance shall be measured hereunder shall be a defect rate which does not exceed a minimum quality standard measured by the number of Defect Parts Per Million (DPPM) (the "Minimum Quality Standard"). For purposes of this Agreement, DPPM shall be defined as the number of failures to meet the criteria set out in the preceding paragraph by the Products delivered to Customer in any month, divided by the total number of Products delivered by Celestica in such month, multiplied by 1,000,000 or:

DPPM = (# of defects / # of Products delivered) x 1,000,000

The Minimum Quality Standards for the Products (expressed as DPPM) are set forth on Schedule A. The Minimum Quality Standard for any Product not included in Schedule A shall be established by mutual agreement of the parties at the end of the pilot or prototype phase of such Product. (**).

Celestica agrees to use its reasonable commercial efforts to continuously improve its quality performance. The Minimum Quality Standards shall be reviewed on a quarterly basis by the parties.

                                   SCHEDULE D
                    FORM OF ORDERING COMPANY ACKNOWLEDGEMENT



                                 ACKNOWLEDGEMENT

TO:  CELESTICA HONG KONG LIMITED ("Celestica")

     Reference is made to the Agreement for Manufacture (the "Agreement") dated _________, 2004 made between Celestica, Dynamo Power System (USA) LLC ("Customer") and C&D Technologies, Inc. Capitalized terms which are defined in the Agreement and which are used and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

     WHEREAS the undersigned is an Affiliate of Customer and has been designated by Customer as an Ordering Company pursuant to Section 2.8 of the Agreement;

     AND WHEREAS Article 2.8 of the Agreement provides that an Ordering Company shall be eligible to order Products and Services from Customer on the terms and conditions set forth in the Agreement, provided that the conditions in Section
2.3 of the Agreement are met;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, and effective as of the date hereof, the undersigned hereby:

1. covenants and agrees with Customer to be bound by the Agreement, as the same may be amended from time to time, in the same manner and to the same extent as if it were an original party thereto, in the capacity of purchaser of Products and Services in the place and stead of Customer; and

2. acknowledges and agrees that Celestica may exercise against the undersigned all of its rights and remedies which it has against Customer under the Agreement.



                  DATED the ______ day of ____________, ______.



                                     [NAME OF ORDERING COMPANY]
                                     by
                                         ---------------------------------------
                                          Name:  |X|
                                          Title: |X|

                                  SCHEDULE E

                                WAREHOUSING TERMS


1.0      SCOPE

1.1 This Schedule is attached to, and forms part of, the agreement for manufacture dated |X|, 2004 between Celestica Hong Kong Limited, Dynamo Power System (USA) LLC and C&D Technologies, Inc. (the "Supply Agreement"). The purpose of this Schedule is to establish the terms and conditions on which Celestica and its Affiliates will provide warehousing and inventory management services (the "Warehousing Services") for Customer and Ordering Companies as provided in the Supply Agreement and in such other circumstances as the parties may mutually agree. This Agreement initially applies to Warehousing Services at Celestica's Facility in Suzhou, People's Republic of China (the "Suzhou Warehouse") and in Laem Chabang, Thailand (the "Thai Warehouse") only. Other locations may be added by mutual agreement. For the purposes of this Schedule, where Celestica provides Warehousing Services for an Ordering Company, the term "Customer" when used herein shall be deemed to refer to such Ordering Company.

1.2 The Warehousing Services to be performed by Celestica hereunder will apply to the following types of Products, goods, inventory and Material owned by Customer (collectively, the "Goods") and that are within Celestica's custody or control:

         (a) Goods in respect of which Celestica may, or be required to, provide such services to Customer pursuant to the terms of the Supply Agreement, including:

                  (i) Obsolete Material and Material that is purchased by Customer under Article 16 of the Supply Agreement;

                  (ii)     Products and other finished goods;

                  (iii) Lifetime Buy Materials that Celestica stores on behalf of Customer at Customer's request in accordance with Section 4.5 of the Supply Agreement;

                  (iv) any Consigned Material provided by Customer to Celestica that is intended to be used by Celestica in the manufacture or repair of Products; and

         (b) with Celestica's prior consent, any other goods or items in respect of which Customer issues an Order for Warehouse Services to Celestica; and

         (c) Goods that are purchased by Customer or an Affiliate of Customer from an Affiliate of Celestica pursuant to the Purchase Agreements.

2.0      DEFINITIONS

         Unless otherwise defined herein, capitalized terms used in this Schedule shall have the respective meanings set forth in the Supply Agreement. In addition, the following terms shall have the respective meanings set forth below:

         "Damage Condition" has the meaning set out in Section 7.3 of this Schedule.

         "Goods" has the meaning set out in Section 1.2 of this Schedule.

         "Order Change" has the meaning set out in Section 9.0 of this Schedule.

         "Over Condition" has the meaning set out in Section 7.3 of this Schedule.

         "Purchase Agreements" means the asset purchase agreement dated September 23, 2004 between Celestica International Inc., Celestica Corporation, Celestica (Thailand) Limited, Celestica Inc., Dynamo Acquisition Corp. and C&D Parent and the inventory purchase agreement dated September 23, 2004 between Celestica Suzhou Technology Ltd., Celestica Inc., Dynamo Acquisition Corp. and C&D Parent.

         "Shipment" means: (i) where Goods are physically shipped to Celestica, a shipment of Goods delivered to Celestica and for which Celestica issues one delivery receipt, and (ii) where no physical transportation of Goods occurs, a transaction implemented in Celestica's information system to record the segregation of Goods within the designated Warehouse.

         "Shipment Discrepancy Report" has the meaning set out in Section 7.3 of this Schedule.

         "Short Condition" has the meaning set out in Section 7.3 of this Schedule.

         "Thai Warehouse" has the meaning set out in Section 1.1 of this Schedule.

         "Suzhou Warehouse" has the meaning set out in Section 1.1 of this Schedule.

         "Warehouse" means any warehouse or storage facility owned or operated by Celestica or its Affiliate, or any third party, at which Celestica stores Goods for Customer pursuant to this Schedule.

         "Warehouse Services" has the meaning set out in Section 1.1 of this Schedule.

3.0      STATEMENT OF WORK

Subject to Section 12.0 of this Schedule, during the Term of the Supply Agreement, Celestica shall perform Warehouse Services as required or permitted in the Supply Agreement and otherwise as requested by Customer pursuant to Orders issued to Celestica from time to time, at Warehouse locations specified in the relevant Orders and approved for such purposes by Celestica. The Suzhou Warehouse and the Thai Warehouse shall be the Warehouses at which Celestica initially provides the Warehouse Services and shall be deemed to be approved by Celestica for the purpose of storing Goods. Notwithstanding anything contained in this Schedule to the contrary, Celestica may in its discretion decide not to accept an Order for Warehouse Services.

4.0      MATERIAL HANDLING IN AND OUT OF THE WAREHOUSE

4.1 As part of the Warehouse Services, Celestica will perform any or all of the following tasks, as specified by the terms of the Supply Agreement or as required by Customer in the relevant Order: (1) receiving Shipments at the relevant Warehouse(s), (2) recording the receipt by Celestica of Goods in a Shipment, and providing to Customer a report of such receipt in accordance with
Section 16.2, (3) placing Goods into, and removing Goods from, storage at the relevant Warehouse(s), (4) marking, tagging and stenciling the packaging containing the Goods, (5) loading and unloading of vehicles on which the Goods are delivered when the carrier of such Goods is not required to perform those functions pursuant to the relevant delivery terms, (6) preparing bills of lading and other shipping documents as required, (7) performing a monthly reconciliation of inventory balances with a designated representative of Customer, and (8) tendering Goods for delivery to Customer or its carrier upon termination of the Warehouse Services in respect of such Goods.

4.2 On removal of Goods from the Warehouse(s) upon termination of the Warehouse Services in respect of such Goods, Celestica shall prepare bills of lading and other shipping documents as required, in triplicate, all copies of which shall be signed by a representative of each of Celestica and Customer or its designated carrier. Celestica shall retain one copy of such shipping documents, furnish one copy to the carrier, if required, and forward the original copy to Customer to the address shown in Section 16.2 of this Schedule.

5.0      LOCATION

Customer's Order(s) shall specify the city in which the Warehouse(s) at which the Warehouse Services will be performed by Celestica from time to time, which location shall previously have been mutually agreed by both parties. If the Warehouse Services are to be provided at Warehouse(s) located in multiple cities, Customer will issue a separate Order for each such city.

6.0      COMPENSATION

Subject to the provisions of this Section 6.0, when Celestica is entitled to, or requested by Customer to, provide Warehousing Services hereunder, Celestica shall provide Customer with a quote for the fees to be paid by Customer to Celestica. If Celestica's quote for such Warehouse Services is acceptable to Customer, Celestica shall provide such Warehouse Services at the prices agreed to by the parties. Notwithstanding the foregoing, for a period of 90 days commencing on the Effective Date, Celestica shall waive all charges in respect of Warehouse Services provided by it to Customer at the Suzhou Warehouse and the Thai Warehouse in respect of any Goods that are purchased by Customer or an Affiliate of Customer from an Affiliate of Celestica pursuant to the Purchase Agreements. Warehouse Prices shall be calculated in a manner consistent with the activity report issued by Celestica pursuant to Section 16.1 of this Schedule. In the event that Customer requests that Celestica perform services other than those described in this Schedule, Celestica, on a timely basis, shall submit a quote to Customer for the price to be charged to Customer for the requested services. If such quote is acceptable to Customer, Customer shall issue to Celestica an Order or Order Change, as applicable, and Celestica shall perform such additional services at the price stated in Celestica's quote.


7.0      CARE AND CUSTODY OF PROPERTY AT CELESTICA FACILITIES

7.1 Notwithstanding anything to the contrary, but subject to Section 18 of this Schedule, Customer shall at all times during Celestica's performance of the Warehouse Services have title to and bear risk of loss or damage to Goods in respect of which Celestica performs Warehouse Services.

7.2 Celestica's obligation to perform Warehouse Services hereunder in respect of any particular Goods and its entitlement for compensation pursuant to Section 7.0 of this Schedule shall commence:

         (a) if the relevant Goods are not already in Celestica's physical custody, upon delivery of the Goods to the specified Warehouse by Celestica or its carrier (at Customer's request) or by Customer or its specified carrier, as the case may be;

         b) if the relevant Goods have been, or are required to be, purchased by Customer pursuant to Article 16 of the Supply Agreement and are already in Celestica's physical custody, on the date on which such Goods are deemed to be Obsolete Material or are purchased by Customer, as applicable, under the Supply Agreement; or

         (c) with respect to any other Goods already in Celestica's physical possession, upon receipt by Celestica of the Order requesting the Warehouse Services;

and shall terminate in respect of any particular item of Goods on the earlier of:

                  (x) the expiration or termination of the Supply Agreement (subject to Section 13.0 of this Schedule);

                  (y) the delivery of the relevant Goods to Customer or a third party designated by Customer, in accordance with Customer's direction; and

                  (z) the time at which Celestica purchases the relevant Goods from Customer or removes the relevant Goods from storage for the purposes of incorporating such Goods in Products which it manufactures or repairs for Customer under the Supply Agreement.

7.3      If, when the Goods are delivered to Celestica pursuant to Section 8.2
(a), Celestica determines that damage has occurred to the external packaging of the Goods prior to its receipt thereof (a "Damage Condition"), or the quantity in the Shipment is higher or lower than the quantity specified in the shipping documentation (an "Over Condition" and a "Short Condition", respectively), Celestica shall promptly note the Damage Condition, Over Condition or Short Condition, as the case may be, on all copies of the delivery receipt and, in the case of a Damage Condition, shall request the delivery carrier to inspect the damaged Goods and to provide an inspection report or waiver of inspection. Celestica shall thereupon notify Customer by issuing a shipment discrepancy report in the form prepared by Customer (a "Shipment Discrepancy Report") pursuant to Section 16 of this Schedule.

7.4 Upon the expiration or termination of the Supply Agreement, Celestica will co-operate with Customer to ensure an orderly transition of the Warehouse Services to Customer or any third party designated by Customer. Such cooperation shall include, without limitation, reasonable packing and preparation for shipment of any Goods to be removed from a Warehouse and the provision of reports and other documentation reasonably necessary for the orderly transition of the Warehouse Services, and the parties shall agree to any additional cost to be paid by Customer in respect of the transition of such Warehouse Services. Except to the extent necessary in order to comply with Celestica's confidentiality or security requirements at the relevant Warehouse in which Goods are stored, Celestica shall not interfere with or hinder the transfer or transportation of Goods by Customer upon termination of the Warehouse Services in respect of such Goods.

8.0      TRANSFER OF GOODS

Celestica shall not encumber, lease, transfer or otherwise dispose of the Goods, except (i) as authorized by Customer, or (ii) as required pursuant to the Supply Agreement. Except to the extent necessary in order to comply with Celestica's confidentiality or security requirements at the relevant Warehouse in which Goods are stored, Celestica shall not interfere with or hinder the transfer or transportation of Goods by Customer.

9.0      CHANGES

Customer may at any time during Celestica's performance of the Warehouse Services require additions, deductions or deviations (all hereinafter referred to as a "Change") from the Warehouse Services, by issuing a written Change Order to Celestica. Celestica shall not implement any Change, nor shall Celestica be entitled to any compensation for Warehouse Services performed pursuant to or in contemplation of a Change, unless such Change was made pursuant to a Change Order issued by Customer and accepted by Celestica.

10.0     DELIVERY

Goods shall be delivered from Customer to the relevant Warehouse DDP (Incoterms
2000) and shall be shipped from the relevant Warehouse to Customer EXW (Incoterms 2000) the relevant Warehouse.

11.0     FIRE INSURANCE INSPECTION

Subject to compliance with Celestica's safety and confidentiality requirements, and upon reasonable notice to Celestica, Celestica shall allow Customer's representatives and representatives of Customer's insurance carrier to inspect the Warehouse(s) at which Celestica performs the Warehouse Services for Customer during normal business hours for fire, flood and other hazards to the Goods.

12.0     HOLDOVER MATERIAL

Notwithstanding the termination of the Warehouse Services with respect to any particular item of Goods pursuant to Section 7.2, Celestica shall, at Customer's request, continue to hold the Goods in the Warehouse(s) on the date of such termination, at the then current Warehouse Prices and upon the other terms and conditions of this Schedule, for an additional period not to exceed sixty (60) days after the date of termination of the Warehouse Services Agreement. Customer shall arrange for removal of all Goods at Customer's cost by the end of such additional period. If Customer has not arranged for removal of all Goods by the end of such additional period, Celestica may arrange for delivery of the Goods to Customer at Customer's cost.

13.0     INVENTORY CONTROL SYSTEM

As part of the Warehouse Services, Celestica shall utilize an inventory control system to monitor and manage inventory balances, daily activity and the physical location and status of Goods.

14.0     STORAGE

Except upon termination of the Warehouse Services in respect of particular Goods pursuant to Section 7.2 of this Schedule, Goods shall not be removed from the Warehouse to which they were originally delivered without Customer's written consent, unless (i) such Goods are being moved to a Warehouse located in the same city as the Warehouse in which they are located at such time, or (ii) Celestica determines that such removal is necessary to protect the Goods from damage or loss. Unless removal of Goods from one Warehouse to another Warehouse is at Customer's request (for reasons other than the protection of such Goods against damage or loss), any such removal of and return Goods shall be at Celestica's sole cost and expense.

15.0     WAREHOUSE QUALITY PROCESS

Celestica will adhere to practices and standards established by the International Standards Organization (ISO) and for which it has been qualified at the applicable Warehouse(s). Celestica shall use a commercially reasonable standard of care in performing the Warehouse Services. From time to time upon Customer's request and upon reasonable prior notice, representatives of Celestica will meet with Customer's representatives to review Customer's assessment of Celestica's performance of the Warehouse Services under this Schedule. Where necessary in order to ensure the safety and/or confidentiality of the Goods, Celestica will limit access to such Goods to such personnel as it deems necessary, in its sole discretion, for the provision of the Warehouse Services.

16.0     REPORTS

16.1 Celestica shall, at the end of each month, submit an activity report to Customer's designated representative showing monthly transactions in and out of the Warehouse(s) and on-hand inventory balances of the Goods in storage.

16.2 On a weekly basis, Celestica shall deliver to Customer a report listing all Shipments received for each Product in the previous week, at the address below:

                  |X|

                  ___employee position responsible)___

                  ___(complete address)___

When Celestica receives a Shipment in an Over Condition, Short Condition or Damaged Condition, it shall issue to Customer a Shipment Discrepancy Report within forty-eight (48) hours after delivery of the Shipment to Celestica. The Shipment Discrepancy Report shall be delivered to |X|, c/o ___(title)___ Supervisor, P. O. ___(complete address)___, ___(department or title name )___ and shall be accompanied by:

         (a)      a photostatic copy of the warehouse receipt; and

         (b)      a copy of the carrier's freight bill of lading.

17.0     INSURANCE

Customer will, at its sole cost and expense, during the Term of the Supply Agreement, maintain commercial general liability insurance in respect of the Goods in respect of which Celestica performs the Warehouse Services for Customer hereunder.

18.0     INDEMNITY

Customer will indemnify and hold harmless Celestica from and against any and all Losses suffered or incurred by Celestica as a result of or arising directly or indirectly out of or in connection with any damage caused by any Goods in respect of which Celestica performs the Warehouse Services for Customer hereunder, except where such Losses arise from the negligence or wilful misconduct of Celestica, its agents, subcontractors, employees or invitees.

                                   SCHEDULE F


                                  INTIAL PRICES
                                  -------------



                             [SEE EXCEL SPREADSHEET]


"(**)" indicates portion deleted pursuant to the Company's application requesting grant of confidential treatment.

----------------------------------------------------------------------------------------------
                                        Latest
       P/N                   Plant        BOM          Material        MVA
                                        Updtae           Cost         pricing     Total Price
----------------------------------------------------------------------------------------------


0732078304VES-04-A            CSU        Q32004          (**)          (**)          (**)
0732079503UVS-08-A            CSU        Q32004          (**)          (**)          (**)
073-20805-06                  CSU        Q32004          (**)          (**)          (**)
0732081301VES-04-A            CSU        Q32004          (**)          (**)          (**)
073-20821-50                  CSU        Q32004          (**)          (**)          (**)
0732082904VES-07-A            CSU        Q32004          (**)          (**)          (**)
073-20833-03-N-A              CTH        Q32004          (**)          (**)          (**)
073-20834-03-M-A              CTH        Q32004          (**)          (**)          (**)
0732084003VES-01-A            CSU        Q32004          (**)          (**)          (**)
073-20849-05-D-A              CTH        Q32004          (**)          (**)          (**)
073-20849-06-A-A              CTH        Q32004          (**)          (**)          (**)
0732085160VES-05-A            CSU        Q32004          (**)          (**)          (**)
073-20854-03                  CSU        Q32004          (**)          (**)          (**)
0732085804VES-05-A            CSU        Q32004          (**)          (**)          (**)
0732087201VES-04-A            CSU        Q32004          (**)          (**)          (**)
123840CFRUPWS-60-B            CTH        Q32004          (**)          (**)          (**)
123840CPWS-60-C               CTH        Q32004          (**)          (**)          (**)
123840CPWS-60-D               CTH        Q32004          (**)          (**)          (**)
125446CPWS-13-A               CTH        Q32004          (**)          (**)          (**)
1300530EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1301193EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1301341EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1301345EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1301423EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1301470EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1301682EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1301684EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1301748EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1301804EZS-03-A               CSU        Q32004          (**)          (**)          (**)
1301918EZS-03-A               CSU        Q32004          (**)          (**)          (**)
1301961EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1301967EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1302629EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1302696EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1302949EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1303107EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1303113EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1303154EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1303177EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1303193EZS-03-A               CSU        Q32004          (**)          (**)          (**)
1303197EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1303239EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1303275EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1303281EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1303282EZS-03-A               CSU        Q32004          (**)          (**)          (**)
1303298EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1303299EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1303318EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1303357EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1303365EZS-03-A               CSU        Q32004          (**)          (**)          (**)
1303393EZS-02-A               CSU        Q32004          (**)          (**)          (**)
1303476EZS-03-A               CSU        Q32004          (**)          (**)          (**)
1304172EZS-06-A               CSU        Q32004          (**)          (**)          (**)
1306355EZS-03-A               CSU        Q32004          (**)          (**)          (**)




1306381EZS-04-A               CSU        Q32004          (**)          (**)          (**)
1310693EZS-01-A               CSU        Q32004          (**)          (**)          (**)
1312839EZS-02-A               CSU        Q32004          (**)          (**)          (**)
248480CVES-01-A               CSU        Q32004          (**)          (**)          (**)
259566CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
271944CEZS-06-A               CSU        Q32004          (**)          (**)          (**)
278155CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
278161CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
278180CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
278340CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
278360CEZS-06-A               CSU        Q32004          (**)          (**)          (**)
278400CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
278420CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
278440CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
279560CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
283760CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
285122CVES-C-B                CTH        Q32004          (**)          (**)          (**)
288291CEZS-03-A               CSU        Q32004          (**)          (**)          (**)
288560CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
288660CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
288680CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
289700CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
290441CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
290500CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
290520CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
290541CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
300221CVES                    CSU        Q32004          (**)          (**)          (**)
333300CEZS-01-A               CSU        Q32004          (**)          (**)          (**)
341000303PBS-02-A             CSU        Q32004          (**)          (**)          (**)
3N02346010CES-02-A            CSU        Q32004          (**)          (**)          (**)
43063CFRUPWS-4-D              CTH        Q32004          (**)          (**)          (**)
43063CPWS-4-G                 CTH        Q32004          (**)          (**)          (**)
47243CFRUPWS-19-1A            CTH        Q32004          (**)          (**)          (**)
47243CPWS-19-1A               CTH        Q32004          (**)          (**)          (**)
AP0927PWS                     CSU        Q32004          (**)          (**)          (**)
AP0979CPWS-01-A               CSU        Q32004          (**)          (**)          (**)
AP0979FRUCPWS-01-A            CSU        Q32004          (**)          (**)          (**)
AP101413PWS-03-D              CSU        Q32004          (**)          (**)          (**)
AP1018APWS-01-A               CSU        Q32004          (**)          (**)          (**)
AP1019APWS-01-A               CSU        Q32004          (**)          (**)          (**)
AP10206PWS-02-A               CSU        Q32004          (**)          (**)          (**)
AP10214PWS                    CSU        Q32004          (**)          (**)          (**)
AP10248PWS-01-B               CSU        Q32004          (**)          (**)          (**)
AP102614PWS-01-B              CSU        Q32004          (**)          (**)          (**)
AP1045BPWS-01-A               CSU        Q32004          (**)          (**)          (**)
AP114314PWS-01-A              CSU        Q32004          (**)          (**)          (**)
AP1169FRUAPWS                 CSU        Q32004          (**)          (**)          (**)
AP1183CPWS-03-B               CSU        Q32004          (**)          (**)          (**)
AP1190CPWS-01-A               CSU        Q32004          (**)          (**)          (**)
AP1190FRUCPWS-01-A            CSU        Q32004          (**)          (**)          (**)
AP11913PWS-01-B               CSU        Q32004          (**)          (**)          (**)
AP1191FRU3PWS-01-B            CSU        Q32004          (**)          (**)          (**)
AP1193APWS-01-A               CSU        Q32004          (**)          (**)          (**)
AP1195FRUPWS                  CSU        Q32004          (**)          (**)          (**)
AP1204FRUAPWS                 CSU        Q32004          (**)          (**)          (**)
AP1244FRUBPWS                 CSU        Q32004          (**)          (**)          (**)
AP1255FRUAPWS                 CSU        Q32004          (**)          (**)          (**)
EHS0200150C0-4-1A             CSU        Q32004          (**)          (**)          (**)



EHS020015BD0-3-2A             CSU        Q32004          (**)          (**)          (**)
EHS0200180C0-2-1C             CSU        Q32004          (**)          (**)          (**)
EHS0200180D0-2PWS             CSU        Q32004          (**)          (**)          (**)
HEQB124812-2PWS               CSU        Q32004          (**)          (**)          (**)
HHS0045200B0-2-3A             CSU        Q32004          (**)          (**)          (**)
HHS004520AB0-1-4A             CSU        Q32004          (**)          (**)          (**)
JC015416PWS-01-A              CSU        Q32004          (**)          (**)          (**)
QHS0121200D0-2PWS             CSU        Q32004          (**)          (**)          (**)
QHS0250330B0-1PWS             CSU        Q32004          (**)          (**)          (**)
QHS0250330C0-1-1A             CSU        Q32004          (**)          (**)          (**)
QHS0400250C0-1-3A             CSU        Q32004          (**)          (**)          (**)
QHS040025AC0-1-1A             CSU        Q32004          (**)          (**)          (**)
QHS0500150D0-2PWS             CSU        Q32004          (**)          (**)          (**)
QHS0550120B0-1-1A             CSU        Q32004          (**)          (**)          (**)
RH1264FRUBPWS                 CSU        Q32004          (**)          (**)          (**)
RH1285BPWS-10-C               CTH        Q32004          (**)          (**)          (**)
RH1285BPWS-10-CSU1            CTH        Q32004          (**)          (**)          (**)
RH13053PWS                    CSU        Q32004          (**)          (**)          (**)
RH1323APWS-10-A               CTH        Q32004          (**)          (**)          (**)
RH1323APWS-9-B                CTH        Q32004          (**)          (**)          (**)
RH1323APWS-9-CSU1             CTH        Q32004          (**)          (**)          (**)
RH13287PWS-5-C                CTH        Q32004          (**)          (**)          (**)
RH13287PWS-7-A                CTH        Q32004          (**)          (**)          (**)
RH13425PWS-5-C                CTH        Q32004          (**)          (**)          (**)
RH13425PWS-7-A                CTH        Q32004          (**)          (**)          (**)
RH13532PWS-02-A               CSU        Q32004          (**)          (**)          (**)
RH13543PWS                    CSU        Q32004          (**)          (**)          (**)
RH13622PWS-7-C                CTH        Q32004          (**)          (**)          (**)
RH13622PWS-9-A                CTH        Q32004          (**)          (**)          (**)
RH13632PWS-5-C                CTH        Q32004          (**)          (**)          (**)
RH13632PWS-7-A                CTH        Q32004          (**)          (**)          (**)
RH13652PWS-6-C                CTH        Q32004          (**)          (**)          (**)
RH13652PWS-8-A                CTH        Q32004          (**)          (**)          (**)
----------------------------------------------------------------------------------------------
